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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05550

The Alger Portfolios
(Exact name of registrant as specified in charter)

111 Fifth Avenue New York, New York			10003
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

ITEM 1.  Reports to Stockholders.

A pooled funding vehicle for:
•	variable annuity contracts
•	variable life insurance policies
•	qualified pension plans
•	qualified retirement plans

The Alger Portfolios

SEMI-ANNUAL REPORT

June 30, 2012

(Unaudited)

Table of Contents

THE ALGER PORTFOLIOS

Shareholders’ Letter	- 1 -

Portfolio Highlights	- 10 -

Portfolio Summary	- 17 -

Schedules of Investments	- 18 -

Statements of Assets and Liabilities	- 58 -

Statements of Operations	- 60 -

Statements of Changes in Net Assets	- 62 -

Financial Highlights	- 66 -

Notes to Financial Statements	- 76 -

Additional Information	- 94 -

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Shareholders’ Letter	July 25, 2012

Dear Shareholders,

A distorted view of reality can be costly. In one famous example, a radio broadcast depicting space aliens attacking New Jersey and New York City caused panicked listeners to hastily load their cars with emergency rations and flee to the mountains. As hysteria grew, some Americans even reported smelling poisonous gas and seeing explosions. Yet, Americans quickly learned that their efforts were pointless—the broadcast by Orson Welles was only for entertainment and not a depiction of reality.  The notorious War of the Worlds broadcast of 1938, which included frequent announcements that it was for entertainment only, illustrates the hazards of perception not reflecting reality.

In some ways, many investors who fled from equities over the past few years acted like panicked Americans fleeing fictional aliens. Just as Americans ignored notices that the War of the Worlds broadcast was for entertainment only, investors who sold stocks ignored strengthening U.S. corporate fundamentals, an improving domestic economy, and other factors that have helped drive strong equity market performance. Those investors accepted media pundits’ forecasts of economic gloom and according to data from fund tracker Morningstar, hastily sold equities and loaded their portfolios with cash and bonds. Indeed, Morningstar reports that redemptions from equity mutual funds since the financial crisis of 2008 have been extremely high, peaking at $278 billion in 2011. At the same time, strong U.S. corporate earnings and slow but what we believe has been significant economic growth has resulted in equities, as measured by the S&P 500 Index, generating an 82.82% return from the end of the first quarter of 2009 until June 30, 2012. Unfortunately, investors who redeemed equity fund shares during that time period may have missed participating in an estimated $49.91 billion that would have resulted if they had maintained their stock exposure.(1)

At Fred Alger Management, Inc. (“Alger”), we acknowledge that the euro-zone debt crisis, rising fuel prices, and other developments that have driven market volatility are serious concerns. We also believe, however, that investors should take a balanced and long-term approach when assessing market conditions, rather than focus on negative news and run from equity investing. For example, in a Barron’s article last September, I maintained that market volatility was creating an excellent opportunity for buying equities. I reasoned that corporate fundamentals were strong, the economy was improving, and valuations, as measured by price-to-earnings ratios, were attractive. This call proved correct—from the September 3 date of the Barron’s article until June 30, 2012, equities, as measured by the S&P 500 Index, returned 18.16%.

A Valuable Lesson

The reasons for the strong market performance over the past few years are many and would take many more pages to dissect. However, at Alger, we have observed for many decades how strong companies can exploit change to build their businesses and to boost their free cash flow. Fundamental to exploiting change is management’s ability to adapt to developments, such as new regulations, rapid acceptance of the Internet, changing demographics, strong growth in emerging markets, and price volatility for commodities, including energy products. As an example, concerns that turmoil associated with the Arab Spring last year could disrupt oil production pushed prices of West Texas Intermediate Crude from $91.55 to $107.94 a barrel during the first quarter of 2011, striking fear that an oil shock could derail the global economic recovery. Prices eventually subsided only to climb from $102.95 in early January to $126.65 in late February before declining to $84.96 at June 30, 2012.

Many decades ago, such price volatility would disrupt company operations and push equity markets downward, but American businesses, or at least the ones that we believe are better managed, have acted to minimize the impact of energy costs. In New York City, this means that the Empire State Building is generating attention for more than its highly regarded art-deco design and its role in the movie King Kong. Impressively, recent modifications to the office facility are expected to reduce energy usage by 38%, thereby saving some $4.4 million annually. At Alger, we believe that energy price volatility is a form of disruptive change and that companies that adapt to such change will have an advantage over competitors that continue conducting business as usual. The adaptation is creating attractive investment opportunities as companies implement energy efficiency programs, create a seemingly endless assortment of energy savings products, and develop technologies for extracting energy commodities that were once inaccessible.

As oil prices soared in early 2011 and during the early portion of the six-month period ended June 30, 2012, we continued to conduct in-depth research of company fundamentals to seek compelling investment opportunities and we urged our clients to stay the course rather than sell equities. We stuck by our belief that oil price increases must be sudden and severe to spark a recession and that the U.S. is well prepared for price increases. At the time, we noted that Americans spend just slightly more than 5% of their disposable income on energy, compared to slightly more than 8% in the 1980s, according to BCA Research. Our conviction in equities proved to be correct, with the S&P 500 Index climbing 5.92% during the first quarter of 2011 and a modest, but still positive, 2.11% for that year. For the six-month period ended June 30, 2012, furthermore, the S&P 500 gained 9.49%.

Much like radio listeners who heard ongoing reports of aliens attacking, investors over the past few years heard an ongoing stream of alleged reasons for selling equity investments. Investors were deluged with claims that the euro-zone debt crisis and drastic government austerity programs in Greece and other countries could push the region into a nasty recession and curtail global economic growth. On other days, media reports claimed that slowing economic growth in China—a country that is helping to spur strong global acceleration—could weaken. Those claims missed a more encouraging and accurate view that acknowledges an improving job market with the U.S. unemployment rate dropping from 8.7% in November of 2011 to 8.1% in April of 2012. The rate climbed slightly to 8.2% in May and continued at that level in June.  Nevertheless, unemployment during those two months was still considerably below the high rate in November of 2011. A more accurate view also acknowledges that corporate fundamentals remained strong and that the troubled housing market continued to improve. In October of 2011, 7.6 months of residential inventory was available, according to the National Association of Realtors. Inventory has since declined to only 6.4 months as of June of this year.

Going Forward

We think corporate fundamentals will remain strong. American businesses have done an admirable job of curtailing expenses, while job market improvements have strengthened consumers’ spending clout by providing more Americans with income. Corporations’ large cash balances, meanwhile, leave businesses well-positioned to invest in growth opportunities, pay dividends, and buy back stock. Also encouraging, manufacturing in the

U.S. appears to be strengthening as illustrated by Carlisle Companies, which plans to move tire manufacturing from China to the U.S., and by foreign auto manufacturers Honda Motor Co., BMW AG, and Daimler AG, all of which plan to increase production in America.

Looking ahead, the nation’s lack of progress on curtailing annual budget deficits, which have been exceeding $1 trillion, and on reducing outstanding debt, which is approximately $15.50 trillion, remains a concern. We believe that a lack of clarity on addressing the problem has prevented corporations from investing their sizeable amounts of cash in growth initiatives. Additionally, as debt grows, the nation will face an increasing burden of paying creditors. Clearly, much work remains to reform taxation and government spending, but we are hopeful that elections in November will provide some indication of the direction that the nation will take to address the problem.

For the coming months, concerns over the euro zone and fuel prices may support increasing market volatility, which we believe may create an attractive buying opportunity similar to the one that emerged last summer. We believe that substantial support for equities would surface if the S&P 500 Index declined to approximately 1250. That would create a price-to-earnings (P/E) ratio of only 12 times trailing earnings, which would significantly undervalue equities relative to other asset classes like bonds or real estate. At the same time, we believe that the strengthening U.S. economy, improving economic growth in China, and investors’ eventual acceptance of the euro zone’s ability to stem its debt crisis should result in the continuation of a bull market in U.S. equities. We believe that such a recovery could take the S&P 500 Index to new post-financial crisis highs. We note that the S&P 500 Index at 1600 would still represent a fair valuation at a roughly 15.27% P/E ratio based on operating earnings.

That P/E would be in line with long-term historical averages. Viewed as an earnings yield, U.S. equities would still be attractively priced at a 6.55% earnings yield based on operating earnings or 6.05% based on reported earnings plus the 2.07% dividend yield as of June 30. A result of careful and cautious management, the quality of those earnings is very high. Thus, as of June 30, the S&P 500 Index free cash flow yield was 6%, which is highly attractive, especially when compared to the approximately 1.92% yield of 10-year Treasury bonds.

In the meantime, large scale developments, such as the increasing use of the Internet, the rapid growth of emerging markets, and regulatory changes, are creating compelling opportunities for leading companies to grow, which we believe is making this an attractive time for Alger to use its disciplined and research-driven strategy for finding compelling growth investments for our clients.

Portfolio Matters

Alger Capital Appreciation Portfolio

The Alger Capital Appreciation Portfolio returned 11.22% for the six-month reporting period ended June 30, 2012, compared to the Russell 1000 Growth Index return of 10.08%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance, while Consumer Staples and Energy detracted from results.

Among the most important relative contributors were Apple, Inc.; eBay, Inc.; Seagate Technology PLC; Expedia, Inc.; and CVS Caremark Corp.  eBay stock performed strongly during the second half of the reporting period. The company announced that it had generated healthy results with its online payment network and that growth with its web-based marketplace had accelerated.

Conversely, detracting from overall results on a relative basis were Nabors Industries Ltd.; Anadarko Petroleum Corp.; KBR, Inc.; Riverbed Technology, Inc.; and priceline.com, Inc. Nabors performs land drilling for oil and gas companies, and investors during the later part of the reporting period became concerned that a decline in energy commodity prices may result in lower oilfield activity and increased price competition for drilling services.

Alger Large Cap Growth Portfolio

The Alger Large Cap Growth Portfolio returned 5.10% for the six-month reporting period ended June 30, 2012, compared to the 10.08% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Utilities sectors was the most important contributor to performance, while Consumer Discretionary and Consumer Staples detracted from results.

Among the most important relative contributors were eBay, Inc.; LinkedIn Corp.; JPMorgan Chase & Co.; Dollar General Corp.; and Express Scripts, Inc. eBay stock performed strongly in response to events already described in the Alger Capital Appreciation Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; NetApp, Inc.; Nabors Industries Ltd.; Celanese Corp.; and Denbury Resources, Inc. Nabors stock performed poorly in response to events described above in the Alger Capital Appreciation Portfolio discussion.

Alger Mid Cap Growth Portfolio

For the six-month reporting period ended June 30, 2012, the Alger Mid Cap Growth Portfolio returned 9.26%, compared to the Russell Midcap Growth Index return of 8.10%.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology sectors. The largest sector overweight was Financials and the largest sector underweight was Materials. Relative outperformance in the Consumer Discretionary and Information Technology sectors was the most important contributor to performance, while Health Care and Materials detracted from results.

Among the most important relative contributors were Skyworks Solutions, Inc.; OpenTable, Inc.; SBA Communications Corp.; Dollar General Corp.; and Life Technologies Corp. Shares of discount retailer Dollar General performed strongly late in the reporting period as investors grew optimistic that lower gasoline prices will improve shopping trends, which could improve the company’s operating margins.

Conversely, detracting from overall results on a relative basis were Metabolix, Inc.; Allscripts Healthcare Solutions, Inc.; Groupon, Inc.; Nabors Industries Ltd.; and Superior Energy Services, Inc. Nabors stock performed poorly in response to events described above in the Alger Capital Appreciation Portfolio discussion.

The Portfolio used options to hedge against market risk and to generate incremental income during the reporting period. The options did not meaningfully impact performance.

Alger SMid Cap Growth Portfolio

The Alger SMid Cap Growth Portfolio returned 8.79% for the six-month reporting period ended June 30, 2012, compared to the Russell 2500 Growth Index return of 8.44%.

During the period, the largest sector weightings were Information Technology and Industrials sectors. The largest sector overweight was Industrials and the largest sector underweight was Materials. Relative outperformance in the Information Technology and Consumer Discretionary sectors was the most important contributor to performance, while Health Care and Financials detracted from results.

Among the most important relative contributors were Mellanox Technologies Ltd.; Catalyst Health Solutions, Inc.; Hain Celestial Group, Inc.; Expedia, Inc.; and Wyndham Worldwide Corporation. Mellanox provides products that link data servers and storage devices. Its stock performed strongly late in the reporting period after the company announced generating strong earnings, a result of server upgrades occurring sooner than anticipated.

Conversely, detracting from overall results on a relative basis were Allscripts Healthcare Solutions, Inc.; Regeneron Pharmaceuticals, Inc.; SM Energy Co.; American Public Education, Inc.; and Colfax Corp. Allscripts, meanwhile, preannounced disappointing fundamental results, including lower-than-expected bookings, weak sales, and an unfavorable sales mix. Allscripts provides software that hospitals and physicians use for electronic medical records, revenue cycle management, and practice management. During the second quarter of 2012, the company announced disappointing results. Rather than commit to using Allscripts products, a number of prospects opted to wait for the company to introduce new software versions and to better integrate its offerings.

Alger Small Cap Growth Portfolio

For the six-month reporting period ended June 30, 2012, the Alger Small Cap Growth Portfolio returned 7.00%, compared to the Russell 2000 Growth Index, which returned 8.82%.

During the period, the largest sector weightings were Information Technology and Health Care sectors. The largest sector overweight was Information Technology and the largest sector underweight was Health Care. Relative outperformance in the Materials and Consumer Staples sectors was the most important contributor to performance, while Health Care and Energy detracted from results.

Among the most important relative contributors were Mellanox Technologies Ltd.; Catalyst Health Solutions, Inc.; Solutia, Inc.; Hain Celestial Group, Inc.; and Vitamin Shoppe, Inc. Mellanox provides products that link data servers and storage devices. Its stock performed strongly in response to events described above in the Alger SMid Cap Growth Portfolio discussion.

Conversely, detracting from overall results on a relative basis were AAR Corp.; Pharmacyclics, Inc.; Swift Energy Co.; Key Energy Services, Inc.; and RF Micro Devices, Inc. Key Energy Services provides a full range of well services, such as rig-based and coiled tubing maintenance for onshore oil and natural gas companies. During the second quarter of 2012, the company reported worse than expected results, particularly in the United States, where margins declined. Management indicated that the company was adversely impacted by energy producers shifting operations from gas to oil basins, and more importantly, from low utilization of coiled tubing servicing due to crew turnover and labor shortages. Coiled tubing is technology typically used for pressure pumping.

Alger Growth & Income Portfolio

The Alger Growth & Income Portfolio returned 7.18% for the six-month reporting period ended June 30, 2012, compared to the S&P 500 Index return of 9.49%.

During the period, the largest sector weightings were Information Technology and Consumer Staples. The largest sector overweight was Materials and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Consumer Staples and Energy sectors was the most important contributor to performance, while Health Care and Consumer Discretionary detracted from results.

Among the most important relative contributors were Comcast Corp. Cl A Special; American Capital Agency Corp.; Altria Group, Inc.; Home Depot, Inc., and Verizon Communications, Inc.  American Capital Agency invests exclusively in securities backed by mortgages from Freddie Mac and Fannie Mae. It generated strong first-quarter results, driven by a lower-than expected rate of portfolio prepayments. Spreads on the company’s investments exceeded expectations, a result of higher asset yields and lower funding costs. The company’s undistributed taxable income also increased from the fourth quarter.

Conversely, detracting from overall results on a relative basis were Royal Dutch Shell PLC; Microchip Technology, Inc.; Halliburton Company; Goldman Sachs Group, Inc., and Newmont Mining Corp. During the first half of the reporting period, gold producer Newmont Mining disclosed disappointing quarterly results that were hurt by higher-than-expected exploration and project expenditures as well as inventory adjustments.

Alger Balanced Portfolio

The Alger Balanced Portfolio returned 2.91% for the six-month reporting period ended June 30, 2012, compared to the Russell 1000 Growth Index, which returned 10.08% and the Barclay’s Capital U.S. Government/Credit Bond Index, which returned 2.65%. The equity portion of the Portfolio underperformed the Russell 1000 Growth Index and the fixed income portion of the Portfolio underperformed the Barclay’s Capital U.S. Government/Credit Bond Index.

Regarding the equity portion of the Portfolio, the largest sector weightings were Information Technology and Consumer Discretionary sectors. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Utilities sectors was the most important contributor to performance, while Information Technology and Consumer Discretionary detracted from results.

Among the most important relative contributors were JPMorgan Chase & Co.; eBay, Inc.; BM&F Bovespa S/A Bolsa de Valores Mercadorias e Futuros; Comcast Corp. Cl A

Special; and Dollar General Corp. eBay stock performed strongly in response to events described above in the Alger Capital Appreciation Portfolio discussion.

Conversely, detracting from overall results on a relative basis were Microsoft Corp.; NetApp, Inc.; Apple, Inc.; Nabors Industries Ltd.; and Celanese Corp. Nabors stock performed poorly in response to events described above in the Alger Capital Appreciation Portfolio discussion.

Regarding the fixed-income portion of the Portfolio, as of June 30, 2012, 81% was in corporate securities and 19% was in U.S. Treasuries. The number of securities held was reduced from 21 to 20.

In a pattern that has repeated itself several times over the past three years, economic growth has slowed significantly in 2012, following a relatively strong fourth quarter of 2011. The marginal benefits of historically low interest rates have diminished, while fiscal policymakers have been unable to overcome gridlock to provide any type of pro-growth support to this flagging expansion. Concerns over potential contagion from Europe and the pending U.S fiscal cliff have weighed on sentiment, leading to retrenchment among consumers and businesses.  The result is continued strength in the Treasury market and strength across the board in corporate bonds.  Since the beginning of 2012, the benchmark 10-year Treasury note has rallied significantly, resulting in a decline in yield from 1.87% to 1.49%.  Institutional investors continue to hold significant cash and are having trouble finding investments due to lack of supply and low yields.  While there is nothing to suggest this trend will change direction anytime soon, these historically low rates will rise at some point and shorter duration assets should outperform their longer, more sensitive counterparts.  By selling into the recent strength, taking profits, and shortening the portfolio duration, we believe we should be well positioned to protect our downside should rates begin to rise and move out on the curve once yields reasonably compensate us to do so.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA
Chief Investment Officer

BCA Research is an independent provider of global research.

Morningstar provides research on mutual funds, equities, and other investments.

Footnotes:

(1) Estimated value was determined by applying the historical returns of the S&P 500 Index to the equity mutual fund flows for each quarter as determined by Morningstar.  During the period spanning March 31, 2009 to June 30, 2012, the S&P 500 Index experienced certain periods of negative performance returns.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Portfolio. This report is not authorized for distribution to prospective investors in the Portfolios unless preceded or accompanied by an effective prospectus for the Portfolios. Portfolios’ returns represent the fiscal six-month period return of Class I-2 shares. Returns include reinvestment of dividends and distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in a Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Recent performance has been impacted by an unusually strong period in the U.S. equity market and there is no guarantee that such conditions will be repeated. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolios’ management in this report are as of the date of the Shareholders letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a portfolio. Please refer to the Schedule of Investments for each Portfolio which is included in this report for a complete list of holdings as of June 30, 2012. Securities mentioned in the Shareholders letter, if not found in the Schedule of Investments, may have been held by the Portfolios during the six-month fiscal period.

A Word About Risk

Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources.  Portfolios that invest in fixed-income securities, such as the Alger Balanced Portfolio, are subject to the fixed income securities’ sensitivity to interest rate movements; their market values tend to fall when interest rates rise and to rise when interest rates fall. They are also subject to the risk of a decline in the value of the Portfolios’ securities in the event of an issue’s falling credit rating or actual default. The Portfolios that invest in mortgage and asset backed securities are subject to prepayment risk; thus the average life of the security may be less than maturity. Portfolios that participate in leveraging, such as the Alger Capital Appreciation and Alger SMid Cap Portfolios, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, Portfolio net asset values can decrease more quickly than if a Portfolio had not borrowed. For a more detailed discussion of the risks associated with a Portfolio, please see the Portfolio’s Prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•        Standard & Poor’s 500 Index (S&P 500 Index) is an index of 500 leading companies in leading industries in the United States.

•        Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on the total market capitalization, which represents 99% of the U.S. Equity Market.

•        Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•        Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest companies based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies.

•        Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as SMid cap. It includes approximately 2500 of the smallest companies based on a combination of their market cap and current index membership.

•        Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest companies based on a combination of their market cap and current index membership.

•        The Barclays Capital U.S. Government/Credit Bond Index is an index designed to track performance of government and corporate bonds.

ALGER CAPITAL APPRECIATION PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indexes of common stocks) for the ten years ended June 30, 2012. Figures for the Alger Capital Appreciation Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/25/1995
Class I-2 (Inception 1/25/95)	3.42%	4.01%	8.69%	12.38%
Class S (Inception 5/1/02)(i)	3.06%	3.70%	8.39%	12.11%
Russell 1000 Growth Index	5.76%	2.87%	6.03%	7.52%
Russell 3000 Growth Index	5.05%	2.79%	6.13%	7.32%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER LARGE CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2012. Figures for the Alger Large Cap Growth Portfolio Class I-2 shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 1/6/1989
Class I-2 (Inception 1/6/89)	(0.74)%	0.54%	4.55%	9.98%
Class S (Inception 5/1/02)(i)	(1.17)%	0.21%	4.25%	9.71%
Russell 1000 Growth Index	5.76%	2.87%	6.03%	9.01%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER MID CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2012. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Portfolio Class S shares will be lower than the results shown above due to the higher expenses that class bears.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/3/1993
Class I-2 (Inception 5/3/93)	(7.28)%	(2.98)%	5.36%	10.08%
Class S (Inception 5/1/02)(i)	(7.73)%	(3.31)%	5.06%	9.82%
Russell Midcap Growth Index	(2.99)%	1.91%	8.47%	8.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

(i) Since inception returns are calculated from Class I-2 inception date.  Class S shares returns prior to their commencement of operations are that of Class I-2 shares adjusted to reflect the higher expenses of Class S shares.

ALGER SMID CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger SMid Cap Growth Portfolio Class I-2 shares and the Russell 2500 Growth Index (an unmanaged index of common stocks) from January 2, 2008, the inception date of the Alger SMid Cap Growth Portfolio, through June 30, 2012. Figures for both the Alger SMid Cap Growth Class I-2 shares and the Russell 2500 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	Since 1/2/2008
Class I-2 (Inception 1/2/08)	(4.62)%	n/a	(1.42)%
Russell 2500 Growth Index	(3.19)%	n/a	3.31%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER SMALL CAP GROWTH PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended June 30, 2012. Figures for both the Alger Small Cap Growth Portfolio Class I-2 shares and the Russell 2000 Growth Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/21/1988
Class I-2 (Inception 9/21/88)	(4.92)%	0.96%	9.00%	9.59%
Russell 2000 Growth Index	(2.71)%	1.99%	7.39%	7.03%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER GROWTH & INCOME PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended June 30, 2012. Figures for each of the Alger Growth & Income Portfolio Class I-2 shares and the S&P 500 Index include reinvestment of dividends.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 11/15/1988
Class I-2 (Inception 11/15/88)	7.48%	0.65%	4.13%	8.17%
S&P 500 Index	5.45%	0.22%	5.33%	9.50%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

ALGER BALANCED PORTFOLIO

Portfolio Highlights Through June 30, 2012 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index (an unmanaged index of common stocks) and the Barclays Capital U.S. Gov’t/Credit Bond Index (an unmanaged index of government and corporate bonds) for the ten years ended June 30, 2012. Figures for each of the Alger Balanced Portfolio Class I-2 shares, the Russell 1000 Growth Index and the Barclays Capital U.S. Gov’t/Credit Bond Index include reinvestment of dividends and interest.

PERFORMANCE COMPARISON AS OF 6/30/12

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 9/5/1989
Class I-2 (Inception 9/5/89)	(0.01)%	1.05%	4.26%	7.28%
Russell 1000 Growth Index	5.76%	2.87%	6.03%	7.97%
Barclays Capital U.S. Gov’t/Credit Bond Index	8.78%	6.90%	5.79%	7.09%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For performance current to the most recent month end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the portfolio or contract level for cost of insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower.  Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

Portfolio Summary†

June 30, 2012 (Unaudited)

SECTORS	Capital Appreciation	Large Cap Growth	Mid Cap Growth
Consumer Discretionary	16.5%	21.2%	19.7%
Consumer Staples	8.6	4.9	4.2
Energy	5.7	5.5	5.7
Financials	8.2	4.0	7.4
Health Care	13.5	11.7	16.8
Industrials	14.3	13.0	14.9
Information Technology	24.8	31.2	17.7
Materials	3.2	2.9	5.3
Telecommunication Services	2.2	0.0	2.6
Short-Term and Net Other Assets	3.0	5.6	5.7
	100.0%	100.0%	100.0%

SECTORS	SMid Cap Growth	Small Cap Growth	Growth & Income
Consumer Discretionary	17.5%	15.5%	8.1%
Consumer Staples	3.0	2.9	14.7
Energy	4.5	5.6	10.3
Financials	9.5	8.2	13.8
Health Care	16.4	19.0	9.0
Industrials	17.9	15.7	10.9
Information Technology	20.8	23.5	16.8
Materials	4.7	4.1	5.8
Telecommunication Services	1.2	0.0	4.3
Utilities	1.1	1.1	3.3
Short-Term and Net Other Assets	3.4	4.4	3.0
	100.0%	100.0%	100.0%

SECTORS/SECURITY TYPES	Balanced
Consumer Discretionary	12.8%
Consumer Staples	3.1
Energy	3.2
Financials	2.4
Health Care	7.0
Industrials	8.0
Information Technology	18.3
Materials	1.7
Total Equity Securities	56.5%
Corporate Bonds	32.3%
U.S. Government & Agency Obligations (excluding Mortgage Backed)	7.6
Total Debt Securities	39.9%
Short-Term and Net Other Assets	3.6%
100.0%

† Based on net assets for each Portfolio.

THE ALGER PORTFOLIOS  |  ALGER CAPITAL APPRECIATION PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—96.6%
ADVERTISING—0.6%
Focus Media Holding Ltd.#	85,191	$2,000,285

AEROSPACE & DEFENSE—4.2%
Boeing Co., /The	38,400	2,853,120
General Dynamics Corp.	18,500	1,220,260
Goodrich Corp.	9,600	1,218,240
Honeywell International, Inc.	97,100	5,422,064
Precision Castparts Corp.	10,700	1,760,043
United Technologies Corp.	26,900	2,031,757
		14,505,484
AIR FREIGHT & LOGISTICS—1.1%
United Parcel Service, Inc., Cl. B	47,900	3,772,604

AIRLINES—0.3%
United Continental Holdings, Inc.*	40,900	995,097

APPAREL ACCESSORIES & LUXURY GOODS—0.8%
PVH Corp.	18,500	1,439,115
Ralph Lauren Corp.	8,300	1,162,498
		2,601,613
APPLICATION SOFTWARE—0.6%
Salesforce.com, Inc.*	14,100	1,949,466

ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Affiliated Managers Group, Inc. *	8,500	930,325
Blackstone Group LP	125,200	1,636,364
		2,566,689
AUTO PARTS & EQUIPMENT—0.5%
Delphi Automotive PLC *	12,100	308,550
WABCO Holdings, Inc. *	27,838	1,473,465
		1,782,015
AUTO RENTAL—0.4%
Hertz Global Holdings, Inc.*	110,300	1,411,840

BIOTECHNOLOGY—1.4%
Gilead Sciences, Inc. *	36,400	1,866,593
Merrimack Pharmaceuticals, Inc. /Restricted *,(L2),(a)	129,055	892,544
United Therapeutics Corp. *	30,585	1,510,287
Vertex Pharmaceuticals, Inc. *	8,200	458,544
		4,727,968
BROADCASTING & CABLE TV—1.1%
CBS Corp., Cl. B	113,700	3,727,086

BUILDING PRODUCTS—0.1%
Owens Corning*	15,100	430,954

CASINOS & GAMING—0.6%
Las Vegas Sands Corp.	45,000	1,957,050

COMMUNICATIONS EQUIPMENT—2.6%
Cisco Systems, Inc.	186,000	3,193,620
QUALCOMM, Inc.	106,900	5,952,192
		9,145,812

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—7.8%
Apple, Inc.*	46,200	$26,980,799

COMPUTER STORAGE & PERIPHERALS—1.2%
EMC Corp. *	115,000	2,947,450
NetApp, Inc. *	33,300	1,059,606
		4,007,056
CONSTRUCTION & ENGINEERING—1.0%
KBR, Inc.	67,600	1,670,396
Quanta Services, Inc. *	68,100	1,639,167
		3,309,563
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Caterpillar, Inc.	28,722	2,438,785
Joy Global, Inc.	18,800	1,066,524
		3,505,309
DATA PROCESSING & OUTSOURCED SERVICES—1.0%
Mastercard, Inc.	7,800	3,354,858

DIVERSIFIED BANKS—0.7%
Wells Fargo & Co.	71,800	2,400,992

DIVERSIFIED CHEMICALS—0.6%
Eastman Chemical Co.	40,100	2,019,837

DIVERSIFIED METALS & MINING—0.6%
Freeport-McMoRan Copper & Gold, Inc.	64,500	2,197,515

DRUG RETAIL—1.9%
CVS Caremark Corp.	137,500	6,425,375

EDUCATION SERVICES—0.3%
New Oriental Education & Technology Group#*	46,500	1,139,250

ELECTRICAL COMPONENTS & EQUIPMENT—1.2%
Cooper Industries PLC, CL. A	59,600	4,063,528

ELECTRONIC MANUFACTURING SERVICES—0.2%
IPG Photonics Corp.*	19,500	850,005

FOOTWEAR—0.3%
NIKE, Inc., Cl. B	13,300	1,167,474

GENERAL MERCHANDISE STORES—1.0%
Dollar General Corp. *	60,200	3,274,278
Target Corp.	3,600	209,484
		3,483,762
HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	63,200	3,381,200
Gen-Probe, Inc. *	10,800	887,760
Insulet Corp. *	51,400	1,098,418
		5,367,378
HEALTH CARE FACILITIES—0.8%
Tenet Healthcare Corporation *	103,200	540,768
Universal Health Services, Inc., Cl. B	51,700	2,231,372
		2,772,140

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—2.1%
Express Scripts, Inc.*	129,800	$7,246,734

HOME IMPROVEMENT RETAIL—2.2%
Lowe’s Companies, Inc.	271,900	7,732,836

HOTELS RESORTS & CRUISE LINES—0.4%
Wyndham Worldwide Corporation	24,400	1,286,856

HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co., /The	61,100	3,742,375

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.3%
Towers Watson & Co.	17,900	1,072,210

INDUSTRIAL CONGLOMERATES—1.2%
Tyco International Ltd.	78,000	4,122,300

INDUSTRIAL MACHINERY—1.0%
Stanley Black & Decker, Inc.	56,000	3,604,160

INTEGRATED TELECOMMUNICATION SERVICES—0.4%
Verizon Communications, Inc.	34,400	1,528,736

INTERNET RETAIL—3.8%
Amazon.com, Inc. *	40,770	9,309,830
Expedia, Inc.	41,300	1,985,291
priceline.com, Inc. *	2,600	1,727,752
		13,022,873
INTERNET SOFTWARE & SERVICES—4.1%
Baidu, Inc. #*	4,300	494,414
eBay, Inc. *	96,500	4,053,965
Equinix, Inc. *	11,000	1,932,150
Google, Inc., Cl. A *	11,100	6,438,777
Sina Corp. *	5,800	300,498
VistaPrint NV *	34,200	1,104,660
		14,324,464
IT CONSULTING & OTHER SERVICES—3.8%
Accenture Ltd.	27,400	1,646,466
Cognizant Technology Solutions Corp., Cl. A *	39,600	2,376,000
International Business Machines Corp.	47,500	9,290,050
		13,312,516
LIFE & HEALTH INSURANCE—0.6%
Prudential Financial, Inc.	43,400	2,101,862

LIFE SCIENCES TOOLS & SERVICES—1.0%
Life Technologies Corp. *	48,600	2,186,514
Thermo Fisher Scientific, Inc.	26,700	1,385,997
		3,572,511
MANAGED HEALTH CARE—1.9%
Aetna, Inc.	33,200	1,287,164
Cigna Corp.	23,500	1,034,000
UnitedHealth Group, Inc.	74,500	4,358,250
		6,679,414

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MORTGAGE REITS—1.5%
American Capital Agency Corp.	158,100	$5,313,741

MOVIES & ENTERTAINMENT—2.9%
News Corp., Cl. A	323,700	7,215,273
Viacom, Inc., Cl. B	17,800	836,956
Walt Disney Co., /The	43,500	2,109,750
		10,161,979
OIL & GAS EQUIPMENT & SERVICES—1.7%
Halliburton Company	125,100	3,551,589
National Oilwell Varco, Inc.	16,300	1,050,372
Weatherford International Ltd. *	113,900	1,438,557
		6,040,518
OIL & GAS EXPLORATION & PRODUCTION—3.8%
Anadarko Petroleum Corp.	85,900	5,686,580
Cabot Oil & Gas Corp.	23,400	921,960
ConocoPhillips	72,900	4,073,652
Pioneer Natural Resources Co.	25,900	2,284,639
		12,966,831
OIL & GAS REFINING & MARKETING—0.2%
Valero Energy Corp.	30,200	729,330

OTHER DIVERSIFIED FINANCIAL SERVICES—1.3%
Citigroup, Inc.	79,300	2,173,613
JPMorgan Chase & Co.	61,441	2,195,287
		4,368,900
PAPER PRODUCTS—0.1%
International Paper Co.	17,200	497,252

PHARMACEUTICALS—4.8%
Bristol-Myers Squibb Co.	110,700	3,979,665
Johnson & Johnson	87,800	5,931,768
Pfizer, Inc.	192,300	4,422,900
Sanofi #	51,600	1,949,448
		16,283,781
RAILROADS—1.3%
CSX Corp.	207,400	4,637,464

REGIONAL BANKS—0.3%
Regions Financial Corp.	164,300	1,109,025

RESEARCH & CONSULTING SERVICES—0.4%
Verisk Analytics, Inc., Cl. A*	30,700	1,512,282

RESIDENTIAL REITS—0.5%
Home Properties, Inc.	30,566	1,875,530

RESTAURANTS—1.7%
McDonald’s Corp.	41,700	3,691,701
Starbucks Corp.	41,500	2,212,780
		5,904,481
SEMICONDUCTOR EQUIPMENT—1.8%
ASML Holding NV #	49,600	2,550,432

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—(CONT.)
Lam Research Corp. *	94,100	$3,551,334
		6,101,766
SEMICONDUCTORS—1.7%
Avago Technologies Ltd.	50,000	1,795,000
Broadcom Corp., Cl. A *	57,800	1,953,640
ON Semiconductor Corp. *	50,100	355,710
Skyworks Solutions, Inc. *	71,300	1,951,481
		6,055,831
SOFT DRINKS—3.4%
Coca-Cola Co., /The	60,700	4,746,133
PepsiCo, Inc.	101,800	7,193,188
		11,939,321
SPECIALIZED FINANCE—1.5%
IntercontinentalExchange, Inc.*	38,100	5,180,838

SPECIALIZED REITS—0.7%
American Tower Corp., Cl. A	32,700	2,286,057

SPECIALTY CHEMICALS—1.9%
Celanese Corp.	31,400	1,087,068
Cytec Industries, Inc.	33,933	1,989,831
LyondellBasell Industries NV	33,000	1,328,910
Rockwood Holdings, Inc.	37,100	1,645,385
Sherwin Williams Co., /The	2,400	317,640
		6,368,834
SPECIALTY STORES—0.3%
Dick’s Sporting Goods, Inc.	24,500	1,176,000

TOBACCO—2.2%
Philip Morris International, Inc.	87,900	7,670,154

TRADING COMPANIES & DISTRIBUTORS—0.8%
United Rentals, Inc. *	42,000	1,429,680
WESCO International, Inc. *	21,600	1,243,080
		2,672,760
WIRELESS TELECOMMUNICATION SERVICES—1.8%
SBA Communications Corp. *	43,980	2,509,059
Vodafone Group PLC #	132,200	3,725,396
		6,234,455
TOTAL COMMON STOCKS (Cost $318,272,212)		335,055,781

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Carlyle Group LP, /The*	56,600	$1,268,406

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,245,200)		1,268,406

Total Investments (Cost $319,517,412)(b)	97.0%	336,324,187
Other Assets in Excess of Liabilities	3.0	10,347,028

NET ASSETS	100.0%	$346,671,215

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on April 6, 2011 for a cost of $903,385 and represents 0.3% of the net assets of the Fund.

(b)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $321,978,536, amounted to $14,345,651 which consisted of aggregate gross unrealized appreciation of $28,996,141 and aggregate gross unrealized depreciation of $14,650,490.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER LARGE CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—93.3%
AEROSPACE & DEFENSE—4.6%
Boeing Co., /The	64,250	$4,773,775
Precision Castparts Corp.	27,200	4,474,128
United Technologies Corp.	60,700	4,584,671
		13,832,574
AIR FREIGHT & LOGISTICS—1.2%
United Parcel Service, Inc., Cl. B	44,600	3,512,696

AIRLINES—0.6%
Delta Air Lines, Inc.*	160,000	1,752,000

APPAREL ACCESSORIES & LUXURY GOODS—0.7%
Ralph Lauren Corp.	14,500	2,030,870

APPAREL RETAIL—1.0%
Inditex SA (L2)	15,400	1,591,888
Limited Brands, Inc.	33,300	1,416,249
		3,008,137
APPLICATION SOFTWARE—3.6%
Informatica Corp. *	52,900	2,240,844
Intuit, Inc.	57,600	3,418,560
Salesforce.com, Inc. *	23,700	3,276,762
ServiceNow, Inc. *	10,300	253,380
TIBCO Software, Inc. *	53,000	1,585,760
		10,775,306
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
T. Rowe Price Group, Inc.	44,400	2,795,424

AUTO PARTS & EQUIPMENT—1.1%
Allison Transmission Holdings, Inc.	71,200	1,250,272
Delphi Automotive PLC *	80,500	2,052,750
		3,303,022
AUTO RENTAL—0.4%
Hertz Global Holdings, Inc.*	106,500	1,363,200

BROADCASTING & CABLE TV—1.9%
CBS Corp., Cl. B	100,300	3,287,834
Discovery Communications, Inc., Series A *	43,900	2,370,600
		5,658,434
CABLE & SATELLITE—0.6%
DISH Network Corp.	63,300	1,807,215

CASINOS & GAMING—0.4%
Las Vegas Sands Corp.	27,200	1,182,928

COMMUNICATIONS EQUIPMENT—3.4%
Cisco Systems, Inc.	249,050	4,276,189
QUALCOMM, Inc.	108,590	6,046,291
		10,322,480
COMPUTER HARDWARE—8.3%
Apple, Inc. *	39,950	23,330,799
Teradata Corp. *	27,600	1,987,476
		25,318,275

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—2.5%
EMC Corp. *	116,800	$2,993,584
NetApp, Inc. *	147,700	4,699,814
		7,693,398
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.3%
Caterpillar, Inc.	30,400	2,581,264
Joy Global, Inc.	25,000	1,418,250
		3,999,514
CONSUMER FINANCE—0.6%
American Express Co.	32,500	1,891,825

DATA PROCESSING & OUTSOURCED SERVICES—1.1%
Mastercard, Inc.	8,100	3,483,891

DIVERSIFIED CHEMICALS—0.6%
Dow Chemical Co., /The	58,900	1,855,350

DIVERSIFIED METALS & MINING—1.0%
Freeport-McMoRan Copper & Gold, Inc.	87,600	2,984,532

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Stericycle, Inc.*	28,100	2,575,927

FERTILIZERS & AGRICULTURAL CHEMICALS—0.5%
CF Industries Holdings, Inc.	7,800	1,511,172

FOOTWEAR—0.7%
NIKE, Inc., Cl. B	22,900	2,010,162

GENERAL MERCHANDISE STORES—2.9%
Dollar General Corp. *	80,400	4,372,956
Target Corp.	78,900	4,591,191
		8,964,147
HEALTH CARE DISTRIBUTORS—1.1%
AmerisourceBergen Corp., Cl. A	81,800	3,218,830

HEALTH CARE EQUIPMENT—1.5%
Covidien PLC	54,900	2,937,150
Stryker Corp.	27,500	1,515,250
		4,452,400
HEALTH CARE SERVICES—2.7%
Express Scripts, Inc.*	147,800	8,251,674

HOME FURNISHING RETAIL—0.7%
Bed Bath & Beyond, Inc.*	35,800	2,212,440

HOME IMPROVEMENT RETAIL—0.8%
Lowe’s Companies, Inc.	88,300	2,511,252

HOMEBUILDING—2.0%
Lennar Corp., Cl. A	50,300	1,554,773
Toll Brothers, Inc. *	157,800	4,691,394
		6,246,167
HOTELS RESORTS & CRUISE LINES—2.0%
Hyatt Hotels Corp., Cl. A *	109,400	4,065,304

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOTELS RESORTS & CRUISE LINES—(CONT.)
Starwood Hotels & Resorts Worldwide, Inc.	39,400	$2,089,776
		6,155,080
HOUSEHOLD PRODUCTS—1.2%
Mead Johnson Nutrition Co., Cl. A	17,600	1,416,976
Procter & Gamble Co., /The	37,750	2,312,188
		3,729,164
INDUSTRIAL CONGLOMERATES—1.5%
Tyco International Ltd.	83,900	4,434,115

INDUSTRIAL MACHINERY—1.3%
Pall Corp.	69,700	3,820,257

INTERNET RETAIL—1.3%
Amazon.com, Inc.*	16,900	3,859,115

INTERNET SOFTWARE & SERVICES—4.5%
eBay, Inc. *	208,200	8,746,482
Facebook, Inc. *	35,900	1,117,208
Google, Inc., Cl. A *	6,300	3,654,441
		13,518,131
IT CONSULTING & OTHER SERVICES—3.0%
Cognizant Technology Solutions Corp., Cl. A *	44,700	2,682,000
International Business Machines Corp.	33,000	6,454,140
		9,136,140
LEISURE PRODUCTS—0.9%
Coach, Inc.	45,200	2,643,296

LIFE & HEALTH INSURANCE—0.5%
Prudential Financial, Inc.	32,500	1,573,975

MANAGED HEALTH CARE—1.5%
Cigna Corp.	102,000	4,488,000

MOTORCYCLE MANUFACTURERS—1.2%
Harley-Davidson, Inc.	77,200	3,530,356

MOVIES & ENTERTAINMENT—1.1%
Walt Disney Co., /The	67,700	3,283,450

OIL & GAS EQUIPMENT & SERVICES—2.0%
Cameron International Corp. *	71,500	3,053,765
Halliburton Company	108,000	3,066,120
		6,119,885
OIL & GAS EXPLORATION & PRODUCTION—2.5%
Anadarko Petroleum Corp.	65,100	4,309,620
Pioneer Natural Resources Co.	36,300	3,202,023
		7,511,643
OIL & GAS REFINING & MARKETING—1.0%
Phillips 66*	89,600	2,978,304

PHARMACEUTICALS—4.9%
Bristol-Myers Squibb Co.	89,200	3,206,740
Johnson & Johnson	94,500	6,384,420
Pfizer, Inc.	140,400	3,229,200

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Teva Pharmaceutical Industries Ltd. #	53,800	$2,121,872
		14,942,232
RAILROADS—0.5%
CSX Corp.	71,000	1,587,560

RESEARCH & CONSULTING SERVICES—0.8%
Verisk Analytics, Inc., Cl. A*	51,300	2,527,038

RESTAURANTS—1.9%
Chipotle Mexican Grill, Inc. *	7,500	2,849,625
Yum! Brands, Inc.	45,000	2,898,900
		5,748,525
SEMICONDUCTOR EQUIPMENT—2.3%
ASML Holding NV#	137,300	7,059,966

SEMICONDUCTORS—2.0%
Broadcom Corp., Cl. A *	66,200	2,237,560
Intel Corp.	146,755	3,911,021
		6,148,581
SOFT DRINKS—2.6%
Coca-Cola Co., /The	65,900	5,152,721
PepsiCo, Inc.	36,700	2,593,222
		7,745,943
SPECIALIZED FINANCE—0.9%
IntercontinentalExchange, Inc.*	19,100	2,597,218

SPECIALTY CHEMICALS—0.8%
Celanese Corp.	70,100	2,426,862

SYSTEMS SOFTWARE—0.5%
VMware, Inc., Cl. A*	16,100	1,465,744

TOBACCO—1.1%
Philip Morris International, Inc.	37,900	3,307,154

TOTAL COMMON STOCKS (Cost $265,534,378)		282,862,976

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
KKR & Co., LP	259,400	3,343,666

TOTAL MASTER LIMITED PARTNERSHIP (Cost $3,644,022)		3,343,666

Total Investments (Cost $269,178,400)(a)	94.4%	286,206,642
Other Assets in Excess of Liabilities	5.6	17,056,006

NET ASSETS	100.0%	$303,262,648

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $269,469,536, amounted to $16,737,106 which consisted of aggregate gross unrealized appreciation of $35,084,021 and aggregate gross unrealized depreciation of $18,346,915.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER MID CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—93.2%
AEROSPACE & DEFENSE—2.3%
Spirit Aerosystems Holdings, Inc., Cl. A *	67,300	$1,603,759
Triumph Group, Inc.	28,800	1,620,576
		3,224,335
AIRLINES—0.5%
United Continental Holdings, Inc.*,^	26,700	649,611

APPAREL ACCESSORIES & LUXURY GOODS—1.0%
Ralph Lauren Corp.	9,700	1,358,582

APPAREL RETAIL—2.6%
Fast Retailing Co., Ltd. (L2)	3,200	640,253
Limited Brands, Inc.	39,000	1,658,670
Ross Stores, Inc.	9,200	574,724
Urban Outfitters, Inc. *	25,500	703,545
		3,577,192
APPLICATION SOFTWARE—3.3%
Cadence Design Systems, Inc. *	116,600	1,281,434
Citrix Systems, Inc. *	8,900	747,066
Informatica Corp. *	29,300	1,241,148
QLIK Technologies, Inc. *	15,900	351,708
ServiceNow, Inc. *	11,800	290,280
Tangoe, Inc. *	31,700	675,527
		4,587,163
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Affiliated Managers Group, Inc.*	13,400	1,466,630

AUTO PARTS & EQUIPMENT—0.9%
Delphi Automotive PLC*	50,600	1,290,300

BIOTECHNOLOGY—6.3%
Alexion Pharmaceuticals, Inc. *	10,300	1,022,790
Alkermes Plc *	40,700	690,679
Cepheid, Inc. *	17,200	769,700
Idenix Pharmaceuticals, Inc. *	75,000	772,500
Incyte Corp., Ltd. *	42,300	960,210
Merrimack Pharmaceuticals, Inc. /Restricted *,(L2),(a)	336,000	2,323,776
United Therapeutics Corp. *	28,700	1,417,206
Vertex Pharmaceuticals, Inc. *	16,900	945,048
		8,901,909
BROADCASTING & CABLE TV—3.5%
CBS Corp., Cl. B	64,900	2,127,423
Discovery Communications, Inc., Series C *	28,900	1,447,601
Scripps Networks Interactive, Inc.	24,500	1,393,070
		4,968,094
CHEMICALS—0.1%
Metabolix, Inc.*	54,065	100,020

COMMUNICATIONS EQUIPMENT—2.0%
Ciena Corp. *	44,700	731,739
F5 Networks, Inc. *	20,700	2,060,892
		2,792,631

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER HARDWARE—2.1%
NCR Corp. *	62,816	$1,427,808
Teradata Corp. *	21,700	1,562,617
		2,990,425
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.5%
Joy Global, Inc.	17,000	964,410
Westport Innovations, Inc. *	32,300	1,187,025
		2,151,435
DISTILLERS & VINTNERS—1.8%
Beam, Inc.	38,300	2,393,367

DIVERSIFIED CHEMICALS—1.6%
Eastman Chemical Co.	15,200	765,624
PPG Industries, Inc.	13,600	1,443,232
		2,208,856
ELECTRICAL COMPONENTS & EQUIPMENT—2.5%
AMETEK, Inc.	26,600	1,327,606
Cooper Industries PLC, CL. A	14,300	974,974
Jabil Circuit, Inc.	54,100	1,099,853
		3,402,433
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Stericycle, Inc.*	19,500	1,787,565

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
CF Industries Holdings, Inc.	4,100	794,334

FOOD RETAIL—1.5%
Fresh Market, Inc., /The*	39,900	2,139,837

GENERAL MERCHANDISE STORES—1.9%
Dollar General Corp. *	37,100	2,017,869
Family Dollar Stores, Inc.	9,700	644,856
		2,662,725
HEALTH CARE DISTRIBUTORS—1.3%
AmerisourceBergen Corp., Cl. A	44,900	1,766,815

HEALTH CARE FACILITIES—2.4%
Tenet Healthcare Corporation *	278,000	1,456,720
Universal Health Services, Inc., Cl. B	43,900	1,894,724
		3,351,444
HEALTH CARE SERVICES—0.5%
HMS Holdings Corp.*	19,500	649,545

HEALTH CARE TECHNOLOGY—0.8%
SXC Health Solutions Corp.*	11,000	1,091,310

HOMEBUILDING—3.2%
Lennar Corp., Cl. A	52,400	1,619,684
Standard Pacific Corp. *	108,800	673,472
Toll Brothers, Inc. *	72,800	2,164,345
		4,457,501
HOTELS RESORTS & CRUISE LINES—1.0%
Marriott International, Inc., Cl. A	35,500	1,391,600

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEHOLD PRODUCTS—0.9%
Mead Johnson Nutrition Co., Cl. A	16,300	$1,312,313

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.5%
Robert Half International, Inc.	23,500	671,395

INDUSTRIAL GASES—0.7%
Airgas, Inc.	11,900	999,719

INDUSTRIAL MACHINERY—2.3%
Pall Corp.	28,800	1,578,528
SPX Corp.	25,300	1,652,596
		3,231,124
INTERNET SOFTWARE & SERVICES—2.6%
Equinix, Inc. *	6,000	1,053,900
LinkedIn Corp. *	10,400	1,105,208
OpenTable, Inc. *	31,172	1,403,052
		3,562,160
IT CONSULTING & OTHER SERVICES—0.8%
Cognizant Technology Solutions Corp., Cl. A*	17,500	1,050,000

LEISURE PRODUCTS—1.5%
Lululemon Athletica, Inc. *	16,300	971,969
Michael Kors Holdings Ltd. *	25,960	1,086,166
		2,058,135
LIFE & HEALTH INSURANCE—0.8%
Lincoln National Corp.	49,300	1,078,191

LIFE SCIENCES TOOLS & SERVICES—1.0%
Covance, Inc.*	29,700	1,421,145

MANAGED HEALTH CARE—2.5%
Amerigroup Corp. *	16,300	1,074,333
Cigna Corp.	53,800	2,367,200
		3,441,533
MORTGAGE REITS—0.7%
American Capital Agency Corp.	30,200	1,015,022

MOTORCYCLE MANUFACTURERS—0.9%
Harley-Davidson, Inc.	27,700	1,266,721

OIL & GAS EQUIPMENT & SERVICES—2.5%
Cameron International Corp. *,^	37,700	1,610,167
Core Laboratories NV	5,400	625,860
Superior Energy Services, Inc. *	52,000	1,051,960
		3,287,987
OIL & GAS EXPLORATION & PRODUCTION—2.2%
Cabot Oil & Gas Corp. ^	31,800	1,252,920
Denbury Resources, Inc. *	43,900	663,329
Pioneer Natural Resources Co. ^	13,800	1,217,298
		3,133,547
OIL & GAS REFINING & MARKETING—1.0%
Valero Energy Corp.^	60,400	1,458,660

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—2.0%
ViroPharma, Inc. *	30,900	$732,330
Warner Chilcott PLC, Cl. A *	56,500	1,012,480
Watson Pharmaceuticals, Inc. *	14,400	1,065,456
		2,810,266
RAILROADS—0.7%
Kansas City Southern	14,500	1,008,620

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.0%
BR Malls Participacoes SA	62,300	713,365
BR Properties SA	59,800	705,578
		1,418,943
REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	14,800	1,041,476

REINSURANCE—0.5%
Validus Holdings Ltd.	21,600	691,848

RESEARCH & CONSULTING SERVICES—1.8%
CoStar Group, Inc. *	13,100	1,063,720
Verisk Analytics, Inc., Cl. A *	28,200	1,389,132
		2,452,852
RESTAURANTS—1.9%
Brinker International, Inc.	31,900	1,016,653
Chipotle Mexican Grill, Inc. *	4,400	1,671,780
		2,688,433
SEMICONDUCTOR EQUIPMENT—0.9%
Lam Research Corp.*	34,800	1,313,352

SEMICONDUCTORS—3.4%
Avago Technologies Ltd.	58,500	2,100,149
Skyworks Solutions, Inc. *	54,800	1,499,876
Xilinx, Inc.	34,100	1,144,737
		4,744,762
SPECIALIZED FINANCE—1.5%
IntercontinentalExchange, Inc. *	8,300	1,128,634
Moody’s Corp.	27,700	1,012,435
		2,141,069
SPECIALTY CHEMICALS—2.3%
Celanese Corp.	16,800	581,616
Cytec Industries, Inc.	11,300	662,632
Ecolab, Inc.	20,100	1,377,453
Rockwood Holdings, Inc.	14,500	643,075
		3,264,776
SPECIALTY STORES—1.3%
Dick’s Sporting Goods, Inc.	21,800	1,046,400
Ulta Salon, Cosmetics & Fragrance, Inc.	8,100	756,378
		1,802,778
SYSTEMS SOFTWARE—2.6%
CommVault Systems, Inc. *	15,400	763,378
Fortinet, Inc. *	32,100	745,362

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—(CONT.)
MICROS Systems, Inc. *	19,500	$998,400
Red Hat, Inc. *	19,900	1,123,952
		3,631,092
TRADING COMPANIES & DISTRIBUTORS—1.5%
Fastenal Co.	25,900	1,044,029
WW Grainger, Inc.	5,700	1,090,068
		2,134,097
WIRELESS TELECOMMUNICATION SERVICES—2.6%
SBA Communications Corp.*	64,200	3,662,610

TOTAL COMMON STOCKS (Cost $127,188,248)		129,950,285

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
KKR & Co., LP	118,100	1,522,309

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,890,595)		1,522,309

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
S&P 500 Index/ July/ 1250 (Cost $63,966)	55	7,975

Total Investments (Cost $129,142,809)(b)	94.3%	131,480,569
Other Assets in Excess of Liabilities	5.7	7,990,944

NET ASSETS	100.0%	$139,471,513

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

^	All or a portion of this security has been pledged as collateral for written call options.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144 deemed illiquid until eligible for sale on September 25, 2012. Security was acquired on August 25, 2010 for a cost of $1,260,004 and represents 1.7% of the net assets of the Fund.

(b)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $130,655,696, amounted to $824,873 which consisted of aggregate gross unrealized appreciation of $7,985,264 and aggregate gross unrealized depreciation of $7,160,391.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cabot Oil & Gas Corp./ July/ 38.75	33	3,300	$4,950
Cabot Oil & Gas Corp./ July/ 41.25	22	2,200	7,150
Cameron International Corp./ July/ 48	32	3,200	16,320
Pioneer Natural Resources Co./ July/ 90	16	1,600	7,744
Pioneer Natural Resources Co./ July/ 95	11	1,100	8,910
Valero Energy Corp./ July/ 24	22	2,200	1,540
TOTAL PUT OPTIONS WRITTEN (Premiums Received $46,008)			46,614
CALL OPTIONS WRITTEN
Cabot Oil & Gas Corp./ July/ 36.25	33	3,300	12,507
Cabot Oil & Gas Corp./ July/ 40.00	22	2,200	3,102
Cameron International Corp./ July/ 42	22	2,200	3,850
Cameron International Corp./ July/ 45	22	2,200	990
Pioneer Natural Resources Co./ July/ 80	16	1,600	14,784
Pioneer Natural Resources Co./ July/ 90	11	1,100	3,399
United Continental Holdings, Inc./ July/ 24	33	3,300	3,597
Valero Energy Corp./ July/ 22	22	2,200	5,060
Valero Energy Corp./ July/ 24	22	2,200	1,848
TOTAL CALL OPTIONS WRITTEN (Premiums Received $52,070)			49,137
TOTAL OPTIONS WRITTEN (Premiums Received $98,078)			$95,751

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMID CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—96.2%
ADVERTISING—0.7%
Lamar Advertising Co., Cl. A*	15,470	$442,442

AEROSPACE & DEFENSE—2.2%
Spirit Aerosystems Holdings, Inc., Cl. A *	28,450	677,963
Triumph Group, Inc.	11,455	644,573
		1,322,536
AIRLINES—0.6%
US Airways Group, Inc.*	27,175	362,243

APPAREL ACCESSORIES & LUXURY GOODS—0.9%
PVH Corp.	7,115	553,476

APPAREL RETAIL—1.9%
ANN, Inc. *	23,670	603,349
Children’s Place Retail Stores, Inc., /The *	11,315	563,826
		1,167,175
APPLICATION SOFTWARE—5.0%
Cadence Design Systems, Inc. *	60,975	670,114
Concur Technologies, Inc. *	9,045	615,965
Informatica Corp. *	8,890	376,580
Nice Systems Ltd. #*	14,580	533,628
QLIK Technologies, Inc. *	21,375	472,815
Solera Holdings, Inc.	9,475	395,960
		3,065,062
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Affiliated Managers Group, Inc.*	5,700	623,865

AUTO PARTS & EQUIPMENT—1.7%
Dana Holding Corp.	30,696	393,215
Tenneco, Inc. *	12,835	344,235
WABCO Holdings, Inc. *	6,005	317,845
		1,055,295
BIOTECHNOLOGY—5.1%
Alkermes Plc *	26,055	442,153
Cepheid, Inc. *	5,380	240,755
Cubist Pharmaceuticals, Inc. *	5,945	225,375
Incyte Corp., Ltd. *	17,745	402,812
Medivation, Inc. *	2,720	248,608
Onyx Pharmaceuticals, Inc. *	3,160	209,982
Optimer Pharmaceuticals, Inc. *	22,781	353,561
Pharmacyclics, Inc. *	3,910	213,525
Seattle Genetics, Inc. *	9,345	237,270
Theravance, Inc. *	12,455	276,750
United Therapeutics Corp. *	5,235	258,504
		3,109,295
BUILDING PRODUCTS—1.0%
AO Smith Corp.	7,300	356,897
Armstrong World Industries, Inc.	4,860	238,918
		595,815

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—1.7%
Ciena Corp. *	28,390	$464,745
Finisar Corp. *	20,765	310,644
JDS Uniphase Corp. *	23,355	256,905
		1,032,294
DATA PROCESSING & OUTSOURCED SERVICES—2.4%
Alliance Data Systems Corp. *	2,430	328,050
VeriFone Systems, Inc. *	11,110	367,630
Wright Express Corp. *	12,040	743,109
		1,438,789
DISTRIBUTORS—1.1%
LKQ Corp.*	20,080	670,672

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	11,645	156,392

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	9,665	666,015

ELECTRONIC MANUFACTURING SERVICES—1.5%
IPG Photonics Corp. *	8,319	362,625
Trimble Navigation Ltd. *	11,460	527,275
		889,900
ENVIRONMENTAL & FACILITIES SERVICES—3.1%
Clean Harbors, Inc. *	11,210	632,468
Tetra Tech, Inc. *	25,290	659,563
Waste Connections, Inc.	20,092	601,153
		1,893,184
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	13,060	716,472

GOLD—0.5%
AuRico Gold, Inc.*	35,960	288,040

HEALTH CARE EQUIPMENT—2.3%
MAKO Surgical Corp. *	12,660	324,223
Sirona Dental Systems, Inc. *	6,775	304,943
Thoratec Corp. *	9,070	304,571
Volcano Corp. *	15,555	445,650
		1,379,387
HEALTH CARE FACILITIES—1.3%
Healthsouth Corp. *	12,830	298,426
Universal Health Services, Inc., Cl. B	11,215	484,039
		782,465
HEALTH CARE SERVICES—1.5%
Catalyst Health Solutions, Inc. *	5,170	483,084
HMS Holdings Corp. *	12,860	428,367
		911,451
HEALTH CARE SUPPLIES—1.0%
Align Technology, Inc.*	17,630	589,900

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE TECHNOLOGY—0.8%
SXC Health Solutions Corp.*	4,940	$490,097

HOTELS RESORTS & CRUISE LINES—0.8%
Marriott Vacations Worldwide Corp.*	15,685	485,921

HOUSEWARES & SPECIALTIES—1.5%
Jarden Corp.	9,470	397,929
Tupperware Brands Corp.	9,645	528,161
		926,090
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.0%
Robert Half International, Inc.	20,485	585,256
Towers Watson & Co.	10,255	614,275
		1,199,531
INDUSTRIAL MACHINERY—6.1%
Actuant Corp., Cl. A	26,580	721,912
Barnes Group, Inc.	26,900	653,401
Colfax Corp. *	17,505	482,613
Pall Corp.	10,615	581,808
SPX Corp.	9,715	634,584
Woodward Governor Co.	15,945	628,871
		3,703,189
INTERNET RETAIL—0.9%
Expedia, Inc.	11,360	546,075

INTERNET SOFTWARE & SERVICES—2.8%
DealerTrack Holdings, Inc. *	14,005	421,691
IAC/InterActiveCorp.	7,090	323,304
OpenTable, Inc. *	11,125	500,736
VistaPrint NV *	13,120	423,776
		1,669,507
IT CONSULTING & OTHER SERVICES—1.0%
Gartner, Inc.*	14,515	624,871

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	10,490	487,890
Six Flags Entertainment Corp.	10,640	576,475
		1,064,365
LEISURE PRODUCTS—0.6%
Brunswick Corp.	15,830	351,743

LIFE SCIENCES TOOLS & SERVICES—0.8%
Covance, Inc.*	10,475	501,229

MANAGED HEALTH CARE—2.0%
Coventry Health Care, Inc.	9,865	313,608
Health Net, Inc. *	16,605	403,003
WellCare Health Plans, Inc. *	8,925	473,026
		1,189,637
METAL & GLASS CONTAINERS—1.5%
Ball Corp.	10,240	420,352
Crown Holdings, Inc. *	13,655	470,961
		891,313

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MORTGAGE REITS—0.7%
Two Harbors Investment Corp.	43,169	$447,231

MOVIES & ENTERTAINMENT—0.6%
Lions Gate Entertainment Corp.*	26,020	383,535

OIL & GAS DRILLING—0.6%
Rowan Cos Plc*	10,860	351,104

OIL & GAS EQUIPMENT & SERVICES—1.6%
Oil States International, Inc. *	8,005	529,931
Superior Energy Services, Inc. *	21,430	433,529
		963,460
OIL & GAS EXPLORATION & PRODUCTION—1.8%
Oasis Petroleum, Inc. *	11,930	288,467
Plains Exploration & Production Co. *	9,245	325,239
SM Energy Co.	10,235	502,641
		1,116,347
OIL & GAS REFINING & MARKETING—0.5%
HollyFrontier Corp.	9,095	322,236

PACKAGED FOODS & MEATS—1.8%
Hain Celestial Group, Inc. *	13,130	722,675
Ralcorp Holdings, Inc. *	5,385	359,395
		1,082,070
PHARMACEUTICALS—1.6%
Medicis Pharmaceutical Corp., Cl. A	14,170	483,906
Questcor Pharmaceuticals, Inc. *	3,880	206,571
ViroPharma, Inc. *	12,700	300,990
		991,467
RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	11,555	610,566

REAL ESTATE SERVICES—0.9%
Jones Lang LaSalle, Inc.	7,620	536,219

REGIONAL BANKS—2.0%
East West Bancorp, Inc.	7,927	185,967
First Niagara Financial Group, Inc.	42,030	321,530
Signature Bank *	4,920	299,972
SVB Financial Group *	6,710	394,012
		1,201,481
REINSURANCE—0.6%
Endurance Specialty Holdings Ltd.	9,275	355,418

RESEARCH & CONSULTING SERVICES—0.9%
IHS, Inc., Cl. A*	5,040	542,959

RESIDENTIAL REITS—0.7%
Equity Lifestyle Properties, Inc.	5,830	402,095

RESTAURANTS—1.0%
Dunkin’ Brands Group, Inc.	17,170	589,618

RETAIL REITS—1.3%
Tanger Factory Outlet Centers	9,365	300,148

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RETAIL REITS—(CONT.)
Taubman Centers, Inc.	6,100	$470,676
		770,824
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	17,142	646,939

SEMICONDUCTORS—3.3%
Cypress Semiconductor Corp. *	24,345	321,841
Mellanox Technologies Ltd. *	9,015	638,622
ON Semiconductor Corp. *	64,190	455,749
Skyworks Solutions, Inc. *	22,725	621,983
		2,038,195
SPECIALIZED CONSUMER SERVICES—1.2%
Sotheby’s	9,585	319,756
Weight Watchers International, Inc.	7,505	386,957
		706,713
SPECIALIZED REITS—1.2%
LaSalle Hotel Properties	11,445	333,507
Sovran Self Storage, Inc.	8,415	421,508
		755,015
SPECIALTY CHEMICALS—2.4%
Albemarle Corp.	8,015	478,015
Cytec Industries, Inc.	8,380	491,403
Rockwood Holdings, Inc.	11,735	520,447
		1,489,865
SPECIALTY STORES—2.8%
GNC Holdings, Inc.	15,000	588,000
PetSmart, Inc.	8,195	558,735
Tractor Supply Co.	2,840	235,890
Ulta Salon, Cosmetics & Fragrance, Inc.	3,165	295,548
		1,678,173
SYSTEMS SOFTWARE—2.0%
Fortinet, Inc. *	22,895	531,622
MICROS Systems, Inc. *	12,750	652,800
		1,184,422
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	33,420	391,348

TRADING COMPANIES & DISTRIBUTORS—1.0%
United Rentals, Inc.*	18,265	621,741

WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp.*	12,810	730,811

TOTAL COMMON STOCKS (Cost $51,992,823)		58,265,585

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.4%
ASSET MANAGEMENT & CUSTODY BANKS—0.4%
Och-Ziff Capital Management Group LLC, Cl. A	34,035	$257,985

TOTAL MASTER LIMITED PARTNERSHIP (Cost $334,576)		257,985

Total Investments (Cost $52,327,399)(a)	96.6%	58,523,570
Other Assets in Excess of Liabilities	3.4	2,088,480

NET ASSETS	100.0%	$60,612,050

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $52,349,450, amounted to $6,174,120 which consisted of aggregate gross unrealized appreciation of $8,618,732 and aggregate gross unrealized depreciation of $2,444,612.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER SMALL CAP GROWTH PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—95.1%
AEROSPACE & DEFENSE—2.0%
Esterline Technologies Corp. *	76,850	$4,791,598
Spirit Aerosystems Holdings, Inc., Cl. A *	167,500	3,991,525
		8,783,123
AIR FREIGHT & LOGISTICS—1.2%
HUB Group, Inc., Cl. A*	146,100	5,288,820

AIRLINES—0.5%
US Airways Group, Inc.*	164,600	2,194,118

APPAREL RETAIL—4.1%
Aeropostale, Inc. *	132,800	2,367,824
ANN, Inc. *	144,200	3,675,658
Children’s Place Retail Stores, Inc., /The *	71,900	3,582,777
DSW, Inc., Cl. A	80,500	4,379,200
Express, Inc. *	190,600	3,463,202
		17,468,661
APPLICATION SOFTWARE—7.0%
BroadSoft, Inc. *	99,500	2,881,520
Cadence Design Systems, Inc. *	482,800	5,305,971
Concur Technologies, Inc. *	59,000	4,017,900
Nice Systems Ltd. #*	96,000	3,513,600
QLIK Technologies, Inc. *	163,900	3,625,468
SolarWinds, Inc. *	83,800	3,650,328
Tangoe, Inc. *	158,500	3,377,635
Ultimate Software Group, Inc. *	43,300	3,858,896
		30,231,318
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Cohen & Steers, Inc.	97,200	3,354,372

AUTO PARTS & EQUIPMENT—1.3%
Dana Holding Corp.	232,700	2,980,887
Tenneco, Inc. *	97,400	2,612,268
		5,593,155
BIOTECHNOLOGY—5.5%
Alkermes Plc *	204,500	3,470,365
Cepheid, Inc. *	53,600	2,398,600
Cubist Pharmaceuticals, Inc. *	42,400	1,607,384
Idenix Pharmaceuticals, Inc. *	141,200	1,454,360
Incyte Corp., Ltd. *	131,200	2,978,240
Ironwood Pharmaceuticals, Inc. *	137,700	1,897,506
Medivation, Inc. *	30,300	2,769,420
Optimer Pharmaceuticals, Inc. *	136,300	2,115,376
Pharmacyclics, Inc. *	28,300	1,545,463
Seattle Genetics, Inc. *	66,800	1,696,052
Theravance, Inc. *	101,630	2,258,219
		24,190,985
BUILDING PRODUCTS—0.5%
AO Smith Corp.	47,400	2,317,386

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMMUNICATIONS EQUIPMENT—1.7%
ADTRAN, Inc.	64,100	$1,935,179
Ciena Corp. *	203,700	3,334,569
Finisar Corp. *	154,300	2,308,328
		7,578,076
COMPUTER HARDWARE—1.0%
3D Systems Corp. *	80,900	2,761,926
Silicon Graphics International Corp. *	279,300	1,793,106
		4,555,032
DATA PROCESSING & OUTSOURCED SERVICES—1.2%
Wright Express Corp.*	82,000	5,061,040

DIVERSIFIED METALS & MINING—0.3%
Globe Specialty Metals, Inc.	83,000	1,114,690

ELECTRIC UTILITIES—1.1%
ITC Holdings Corp.	69,600	4,796,136

ELECTRONIC COMPONENTS—0.2%
Universal Display Corp.*	24,500	880,530

ELECTRONIC EQUIPMENT MANUFACTURERS—0.7%
Cognex Corp.	101,100	3,199,815

ELECTRONIC MANUFACTURING SERVICES—0.5%
TTM Technologies, Inc.*	215,800	2,030,678

ENVIRONMENTAL & FACILITIES SERVICES—2.2%
Clean Harbors, Inc. *	85,200	4,806,984
Tetra Tech, Inc. *	190,100	4,957,808
		9,764,792
FOOD DISTRIBUTORS—1.2%
United Natural Foods, Inc.*	98,300	5,392,738

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	41,000	2,198,830

FOOTWEAR—0.5%
Wolverine World Wide, Inc.	56,300	2,183,314

GOLD—0.5%
AuRico Gold, Inc.*	265,900	2,129,859

HEALTH CARE EQUIPMENT—3.9%
Insulet Corp. *	189,300	4,045,341
MAKO Surgical Corp. *	78,600	2,012,946
NxStage Medical, Inc. *	152,000	2,547,520
Thoratec Corp. *	67,500	2,266,650
Volcano Corp. *	107,514	3,080,276
Wright Medical Group, Inc. *	151,400	3,232,390
		17,185,123
HEALTH CARE FACILITIES—1.5%
Healthsouth Corp. *	169,300	3,937,918
Tenet Healthcare Corporation *	511,400	2,679,736
		6,617,654

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE SERVICES—1.4%
HMS Holdings Corp. *	98,200	$3,271,042
Koninklijke Ahold NV *	244,000	2,674,240
		5,945,282
HEALTH CARE SUPPLIES—1.5%
Align Technology, Inc. *	138,900	4,647,594
Endologix, Inc. *	128,700	1,987,128
		6,634,722
HEALTH CARE TECHNOLOGY—0.4%
Greenway Medical Technologies*	94,200	1,536,402

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	85,400	1,702,022

HOMEFURNISHING RETAIL—0.7%
Pier 1 Imports, Inc.	182,400	2,996,832

HOTELS RESORTS & CRUISE LINES—1.4%
Interval Leisure Group	122,700	2,332,527
Marriott Vacations Worldwide Corp. *	119,200	3,692,816
		6,025,343
INDUSTRIAL MACHINERY—4.8%
Actuant Corp., Cl. A	193,900	5,266,324
Barnes Group, Inc.	203,600	4,945,444
RBC Bearings, Inc. *	107,100	5,065,830
Woodward Governor Co.	129,300	5,099,592
		20,377,190
INTERNET SOFTWARE & SERVICES—5.5%
comScore, Inc. *	218,000	3,588,280
Cornerstone OnDemand, Inc. *	150,800	3,590,548
DealerTrack Holdings, Inc. *	155,500	4,682,105
ExactTarget, Inc. *	77,900	1,702,894
LogMeIn, Inc. *	132,500	4,043,900
OpenTable, Inc. *	82,400	3,708,824
VistaPrint NV *	88,300	2,852,090
		24,168,641
IT CONSULTING & OTHER SERVICES—1.3%
InterXion Holding NV *	160,700	2,910,277
Sapient Corp.	291,500	2,935,405
		5,845,682
LEISURE FACILITIES—2.0%
Life Time Fitness, Inc. *	74,850	3,481,274
Six Flags Entertainment Corp.	100,500	5,445,090
		8,926,364
LEISURE PRODUCTS—1.4%
Brunswick Corp.	165,200	3,670,744
Warnaco Group, Inc., /The *	57,400	2,444,092
		6,114,836
LIFE SCIENCES TOOLS & SERVICES—0.8%
PAREXEL International Corp.*	119,900	3,384,777

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MANAGED HEALTH CARE—1.4%
Health Net, Inc. *	120,800	$2,931,816
WellCare Health Plans, Inc. *	64,200	3,402,600
		6,334,416
METAL & GLASS CONTAINERS—1.0%
Silgan Holdings, Inc.	107,600	4,593,444

MORTGAGE REITS—0.8%
Two Harbors Investment Corp.	350,200	3,628,072

MOVIES & ENTERTAINMENT—0.6%
Lions Gate Entertainment Corp.*	186,400	2,747,536

OIL & GAS EQUIPMENT & SERVICES—1.1%
Dril-Quip, Inc. *	46,395	3,043,048
Lufkin Industries, Inc.	30,600	1,662,192
		4,705,240
OIL & GAS EXPLORATION & PRODUCTION—4.5%
Berry Petroleum Co.	88,600	3,513,876
Energy XXI Bermuda Ltd.	148,600	4,649,694
Kodiak Oil & Gas Corp. *	202,700	1,664,167
Nothern Oil and Gas, Inc. *	133,600	2,129,584
Rosetta Resources, Inc. *	122,800	4,499,392
Stone Energy Corp. *	130,855	3,315,866
		19,772,579
PACKAGED FOODS & MEATS—1.2%
Hain Celestial Group, Inc.*	96,150	5,292,096

PHARMACEUTICALS—2.6%
Medicis Pharmaceutical Corp., Cl. A	96,900	3,309,135
Questcor Pharmaceuticals, Inc. *	47,900	2,550,196
Salix Pharmaceuticals Ltd. *	41,000	2,232,040
ViroPharma, Inc. *	135,100	3,201,870
		11,293,241
RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	85,200	4,501,968

REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	61,200	4,306,644

REGIONAL BANKS—0.7%
SVB Financial Group*	53,300	3,129,776

REINSURANCE—0.7%
Endurance Specialty Holdings Ltd.	80,900	3,100,088

RESEARCH & CONSULTING SERVICES—0.9%
CoStar Group, Inc.*	48,800	3,962,560

RESIDENTIAL REITS—1.5%
American Campus Communities, Inc.	74,500	3,351,010
Home Properties, Inc.	49,700	3,049,592
		6,400,602
RESTAURANTS—1.5%
Cheesecake Factory, Inc., /The *	86,500	2,764,540

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—(CONT.)
Domino’s Pizza, Inc.	123,000	$3,801,930
		6,566,470
SEMICONDUCTORS—2.9%
Applied Micro Circuits Corporation *	229,100	1,310,452
Cavium Networks, Inc. *	101,400	2,839,200
Freescale Semiconductor Holdings Ltd. *	224,600	2,302,150
Inphi Corp. *	225,600	2,138,688
Mellanox Technologies Ltd. *	59,373	4,205,983
		12,796,473
SPECIALIZED CONSUMER SERVICES—0.4%
Sotheby’s	55,500	1,851,480

SPECIALIZED REITS—1.3%
Extra Space Storage, Inc.	96,100	2,940,660
LaSalle Hotel Properties	100,100	2,916,914
		5,857,574
SPECIALTY CHEMICALS—2.3%
Cytec Industries, Inc.	49,300	2,890,952
PolyOne Corp.	282,800	3,868,704
Rockwood Holdings, Inc.	73,300	3,250,855
		10,010,511
SPECIALTY STORES—1.2%
Vitamin Shoppe, Inc.*	99,300	5,454,549

SYSTEMS SOFTWARE—1.5%
AVG Technologies NV *	157,600	2,050,376
CommVault Systems, Inc. *	91,500	4,535,655
		6,586,031
THRIFTS & MORTGAGE FINANCE—0.9%
Northwest Bancshares, Inc.	345,000	4,039,950

TRADING COMPANIES & DISTRIBUTORS—1.0%
United Rentals, Inc.*	130,300	4,435,412

TRUCKING—1.6%
Avis Budget Group, Inc. *	331,300	5,035,760
Knight Transportation, Inc.	131,900	2,109,081
		7,144,841
TOTAL COMMON STOCKS (Cost $377,183,535)		416,279,891

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.5%
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
Fortress Investment Group LLC, Cl. A	654,200	$2,204,654

TOTAL MASTER LIMITED PARTNERSHIP (Cost $3,400,407)		2,204,654

Total Investments (Cost $380,583,942)(a)	95.6%	418,484,545
Other Assets in Excess of Liabilities	4.4	19,198,792

NET ASSETS	100.0%	$437,683,337

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $381,062,782, amounted to $37,421,763 which consisted of aggregate gross unrealized appreciation of $56,302,794 and aggregate gross unrealized depreciation of $18,881,031.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER GROWTH & INCOME PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—95.9%
AEROSPACE & DEFENSE—2.3%
Boeing Co., /The	5,050	$375,215
General Dynamics Corp.	4,950	326,502
		701,717
AIR FREIGHT & LOGISTICS—1.4%
United Parcel Service, Inc., Cl. B	5,350	421,366

ASSET MANAGEMENT & CUSTODY BANKS—1.2%
BlackRock, Inc.	2,250	382,094

AUTO PARTS & EQUIPMENT—0.6%
Johnson Controls, Inc.	6,800	188,428

COMMUNICATIONS EQUIPMENT—2.9%
Cisco Systems, Inc.	19,750	339,108
QUALCOMM, Inc.	9,750	542,880
		881,988
COMPUTER HARDWARE—4.8%
Apple, Inc.*	2,550	1,489,199

COMPUTER STORAGE & PERIPHERALS—0.5%
Seagate Technology PLC	6,500	160,745

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.8%
Caterpillar, Inc.	2,800	237,748

DIVERSIFIED BANKS—1.4%
Wells Fargo & Co.	12,400	414,656

DIVERSIFIED CHEMICALS—1.1%
Dow Chemical Co., /The	4,700	148,050
EI Du Pont de Nemours & Co.	3,050	154,238
		302,288
DIVERSIFIED METALS & MINING—0.7%
Southern Copper Corp.	7,094	223,532

DRUG RETAIL—1.0%
CVS Caremark Corp.	6,650	310,755

ELECTRIC UTILITIES—1.3%
Southern Co., /The	8,300	384,290

ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Emerson Electric Co.	5,500	256,190

ENVIRONMENTAL & FACILITIES SERVICES—0.8%
Republic Services, Inc.	9,200	243,432

FERTILIZERS & AGRICULTURAL CHEMICALS—0.7%
Monsanto Co.	2,750	227,645

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	1,550	136,059

GENERAL MERCHANDISE STORES—1.1%
Target Corp.	5,900	343,321

GOLD—0.7%
Newmont Mining Corp.	4,450	215,870

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE EQUIPMENT—1.1%
Medtronic, Inc.	8,500	$329,205

HOME IMPROVEMENT RETAIL—1.4%
Home Depot, Inc., /The	7,900	418,621

HOUSEHOLD PRODUCTS—2.6%
Mead Johnson Nutrition Co., Cl. A	1,750	140,893
Procter & Gamble Co., /The	10,816	662,480
		803,373
HYPERMARKETS & SUPER CENTERS—1.8%
Wal-Mart Stores, Inc.	7,800	543,816

INDUSTRIAL CONGLOMERATES—2.9%
General Electric Co.	30,450	634,578
Tyco International Ltd.	4,300	227,255
		861,833
INDUSTRIAL GASES—0.9%
Air Products & Chemicals, Inc.	3,250	262,373

INDUSTRIAL MACHINERY—0.4%
Eaton Corp.	3,050	120,872

INTEGRATED OIL & GAS—6.8%
Chevron Corp.	5,550	585,525
Exxon Mobil Corp.	9,200	787,243
Royal Dutch Shell PLC #	10,050	677,672
		2,050,440
INTEGRATED TELECOMMUNICATION SERVICES—3.8%
AT&T, Inc.	12,300	438,618
Verizon Communications, Inc.	15,700	697,708
		1,136,326
INTERNET SOFTWARE & SERVICES—1.2%
Google, Inc., Cl. A*	650	377,046

INVESTMENT BANKING & BROKERAGE—0.5%
Goldman Sachs Group, Inc., /The	1,700	162,962

IT CONSULTING & OTHER SERVICES—2.9%
Accenture Ltd.	5,000	300,450
International Business Machines Corp.	3,000	586,740
		887,190
LEISURE FACILITIES—0.6%
Six Flags Entertainment Corp.	3,350	181,503

MANAGED HEALTH CARE—0.7%
Aetna, Inc.	5,350	207,420

MORTGAGE REITS—1.7%
American Capital Agency Corp.	14,950	502,470

MOVIES & ENTERTAINMENT—1.5%
Viacom, Inc., Cl. B	9,500	446,690

MULTI-UTILITIES—2.0%
Consolidated Edison, Inc.	4,850	301,622

	SHARES	VALUE
COMMON STOCKS—(CONT.)
MULTI-UTILITIES—(CONT.)
Public Service Enterprise Group, Inc.	9,400	$305,500
		607,122
OFFICE REITS—0.8%
Digital Realty Trust, Inc.	3,150	236,471

OIL & GAS EQUIPMENT & SERVICES—0.7%
Halliburton Company	7,750	220,023

OIL & GAS EXPLORATION & PRODUCTION—1.8%
ConocoPhillips	9,700	542,036

OIL & GAS REFINING & MARKETING—1.0%
Phillips 66*	9,350	310,794

OTHER DIVERSIFIED FINANCIAL SERVICES—1.2%
JPMorgan Chase & Co.	10,600	378,738

PACKAGED FOODS & MEATS—1.1%
Kraft Foods, Inc., Cl. A	8,317	321,203

PAPER PRODUCTS—0.8%
International Paper Co.	8,750	252,963

PHARMACEUTICALS—7.2%
Bristol-Myers Squibb Co.	16,250	584,188
Johnson & Johnson	10,900	736,403
Pfizer, Inc.	26,900	618,700
Roche Holding AG #	5,850	252,837
		2,192,128
PROPERTY & CASUALTY INSURANCE—0.7%
ACE Ltd.	2,900	214,977

RAILROADS—1.5%
CSX Corp.	20,650	461,734

REGIONAL BANKS—0.6%
M&T Bank Corp.	2,100	173,397

RESTAURANTS—2.0%
Darden Restaurants, Inc.	4,250	215,178
McDonald’s Corp.	4,200	371,825
		587,003
RETAIL REITS—1.0%
Simon Property Group, Inc.	1,950	303,537

SEMICONDUCTORS—3.0%
Intel Corp.	14,050	374,432
Maxim Integrated Products, Inc.	11,250	288,449
Xilinx, Inc.	7,150	240,026
		902,907
SOFT DRINKS—4.6%
Coca-Cola Co., /The	7,850	613,792
PepsiCo, Inc.	11,000	777,259
		1,391,051

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SPECIALIZED FINANCE—1.6%
CME Group, Inc.	836	$224,140
NYSE Euronext	10,600	271,148
		495,288
SPECIALIZED REITS—2.0%
Health Care REIT, Inc.	5,250	306,075
Plum Creek Timber Co., Inc.	7,850	311,644
		617,719
SPECIALTY CHEMICALS—0.9%
LyondellBasell Industries NV	6,700	269,808

SPECIALTY STORES—0.5%
Tiffany & Co.	2,950	156,203

SYSTEMS SOFTWARE—1.5%
Microsoft Corp.	14,500	443,555

TOBACCO—3.6%
Altria Group, Inc.	14,650	506,158
Philip Morris International, Inc.	6,850	597,730
		1,103,888
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group PLC#	5,550	156,399

TOTAL COMMON STOCKS (Cost $26,630,040)		29,152,407

MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Carlyle Group LP, /The *	6,250	140,063
KKR & Co., LP	13,500	174,015
		314,078
TOTAL MASTER LIMITED PARTNERSHIP (Cost $369,301)		314,078

Total Investments (Cost $26,999,341)(a)	97.0%	29,466,485
Other Assets in Excess of Liabilities	3.0	898,541

NET ASSETS	100.0%	$30,365,026

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $27,022,205, amounted to $2,444,280 which consisted of aggregate gross unrealized appreciation of $3,510,500 and aggregate gross unrealized depreciation of $1,066,220.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS  |  ALGER BALANCED PORTFOLIO

Schedule of Investments‡ (Unaudited) June 30, 2012

	SHARES	VALUE
COMMON STOCKS—55.8%
AEROSPACE & DEFENSE—2.6%
Boeing Co., /The	12,200	$906,460
Precision Castparts Corp.	5,100	838,899
United Technologies Corp.	11,500	868,595
		2,613,954
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	8,600	677,336

AIRLINES—0.4%
Delta Air Lines, Inc.*	33,936	371,599

APPAREL ACCESSORIES & LUXURY GOODS—0.4%
Ralph Lauren Corp.	2,800	392,168

APPAREL RETAIL—0.6%
Inditex SA (L2)	2,900	299,771
Limited Brands, Inc.	6,300	267,939
		567,710
APPLICATION SOFTWARE—2.0%
Informatica Corp. *	10,000	423,600
Intuit, Inc.	10,900	646,915
Salesforce.com, Inc. *	4,200	580,692
ServiceNow, Inc. *	1,900	46,740
TIBCO Software, Inc. *	10,000	299,200
		1,997,147
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
T. Rowe Price Group, Inc.	8,400	528,864

AUTO PARTS & EQUIPMENT—0.6%
Allison Transmission Holdings, Inc.	13,500	237,060
Delphi Automotive PLC *	15,300	390,150
		627,210
AUTO RENTAL—0.3%
Hertz Global Holdings, Inc.*	20,200	258,560

BROADCASTING & CABLE TV—1.1%
CBS Corp., Cl. B	18,900	619,542
Discovery Communications, Inc., Series A *	9,300	502,200
		1,121,742
CABLE & SATELLITE—0.4%
DISH Network Corp.	12,500	356,875

CASINOS & GAMING—0.2%
Las Vegas Sands Corp.	5,600	243,544

COMMUNICATIONS EQUIPMENT—2.1%
Cisco Systems, Inc.	53,200	913,444
QUALCOMM, Inc.	19,900	1,108,032
		2,021,476
COMPUTER HARDWARE—4.7%
Apple, Inc. *	7,300	4,263,200
Teradata Corp. *	5,200	374,452
		4,637,652

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—1.5%
EMC Corp. *	22,100	$566,423
NetApp, Inc. *	28,000	890,960
		1,457,383
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.5%
Caterpillar, Inc.	5,800	492,478

CONSUMER FINANCE—0.4%
American Express Co.	6,900	401,649

DATA PROCESSING & OUTSOURCED SERVICES—0.7%
Mastercard, Inc.	1,600	688,176

DIVERSIFIED CHEMICALS—0.4%
Dow Chemical Co., /The	11,200	352,800

DIVERSIFIED METALS & MINING—0.5%
Freeport-McMoRan Copper & Gold, Inc.	16,600	565,562

ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Stericycle, Inc.*	5,300	485,851

FERTILIZERS & AGRICULTURAL CHEMICALS—0.3%
CF Industries Holdings, Inc.	1,500	290,610

FOOTWEAR—0.4%
NIKE, Inc., Cl. B	4,300	377,454

GENERAL MERCHANDISE STORES—1.8%
Dollar General Corp. *	15,200	826,728
Target Corp.	15,000	872,850
		1,699,578
HEALTH CARE DISTRIBUTORS—0.6%
AmerisourceBergen Corp., Cl. A	15,400	605,990

HEALTH CARE EQUIPMENT—0.7%
Covidien PLC	6,600	353,100
Stryker Corp.	5,200	286,520
		639,620
HEALTH CARE SERVICES—1.6%
Express Scripts, Inc.*	27,900	1,557,657

HOME FURNISHING RETAIL—0.4%
Bed Bath & Beyond, Inc.*	6,800	420,240

HOME IMPROVEMENT RETAIL—0.5%
Lowe’s Companies, Inc.	16,800	477,792

HOMEBUILDING—1.2%
Lennar Corp., Cl. A	9,500	293,645
Toll Brothers, Inc. *	29,800	885,954
		1,179,599
HOTELS RESORTS & CRUISE LINES—1.3%
Hyatt Hotels Corp., Cl. A *	20,600	765,496
Starwood Hotels & Resorts Worldwide, Inc.	8,400	445,536
		1,211,032

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HOUSEHOLD PRODUCTS—1.0%
Mead Johnson Nutrition Co., Cl. A	3,300	$265,683
Procter & Gamble Co., /The	11,100	679,875
		945,558
INDUSTRIAL CONGLOMERATES—0.9%
Tyco International Ltd.	15,900	840,315

INDUSTRIAL MACHINERY—1.3%
Pall Corp.	13,200	723,492
SPX Corp.	8,300	542,156
		1,265,648
INTERNET RETAIL—0.7%
Amazon.com, Inc.*	3,200	730,720

INTERNET SOFTWARE & SERVICES—2.6%
eBay, Inc. *	39,350	1,653,094
Facebook, Inc. *	6,800	211,616
Google, Inc., Cl. A *	1,200	696,084
		2,560,794
IT CONSULTING & OTHER SERVICES—1.8%
Cognizant Technology Solutions Corp., Cl. A *	8,400	504,000
International Business Machines Corp.	6,200	1,212,596
		1,716,596
LEISURE PRODUCTS—0.5%
Coach, Inc.	8,500	497,080

LIFE & HEALTH INSURANCE—0.3%
Prudential Financial, Inc.	6,200	300,266

MANAGED HEALTH CARE—0.9%
Cigna Corp.	18,900	831,600

MOTORCYCLE MANUFACTURERS—0.7%
Harley-Davidson, Inc.	14,600	667,658

MOVIES & ENTERTAINMENT—0.6%
Walt Disney Co., /The	12,800	620,800

OIL & GAS EQUIPMENT & SERVICES—1.2%
Cameron International Corp. *	13,500	576,585
Halliburton Company	20,400	579,156
		1,155,741
OIL & GAS EXPLORATION & PRODUCTION—1.4%
Anadarko Petroleum Corp.	12,300	814,260
Pioneer Natural Resources Co.	6,900	608,649
		1,422,909
OIL & GAS REFINING & MARKETING—0.6%
Phillips 66*	17,000	565,080

PHARMACEUTICALS—3.2%
Bristol-Myers Squibb Co.	16,900	607,555
Johnson & Johnson	21,400	1,445,784
Pfizer, Inc.	31,320	720,360

	SHARES	VALUE
COMMON STOCKS—(CONT.)
PHARMACEUTICALS—(CONT.)
Teva Pharmaceutical Industries Ltd. #	10,300	$406,232
		3,179,931
RAILROADS—0.3%
CSX Corp.	13,500	301,860

RESEARCH & CONSULTING SERVICES—0.5%
Verisk Analytics, Inc., Cl. A*	9,700	477,822

RESTAURANTS—1.4%
Chipotle Mexican Grill, Inc. *	1,900	721,905
Yum! Brands, Inc.	8,500	547,570
		1,269,475
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV#	25,900	1,331,778

SEMICONDUCTORS—1.2%
Broadcom Corp., Cl. A *	12,600	425,880
Intel Corp.	27,900	743,535
		1,169,415
SOFT DRINKS—1.5%
Coca-Cola Co., /The	12,400	969,556
PepsiCo, Inc.	7,300	515,818
		1,485,374
SPECIALIZED FINANCE—0.5%
IntercontinentalExchange, Inc.*	3,600	489,528

SPECIALTY CHEMICALS—0.5%
Celanese Corp.	13,200	456,984

SYSTEMS SOFTWARE—0.3%
VMware, Inc., Cl. A*	3,500	318,640

TOBACCO—0.6%
Philip Morris International, Inc.	7,200	628,272

TOTAL COMMON STOCKS (Cost $50,865,050)		54,549,152

MASTER LIMITED PARTNERSHIP —0.7%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
KKR & Co., LP	49,100	632,899

TOTAL MASTER LIMITED PARTNERSHIP (Cost $689,820)		632,899

	PRINCIPAL AMOUNT
CORPORATE BONDS—32.3%
AGRICULTURAL PRODUCTS—1.2%
Cargill, Inc., 6.00%, 11/27/17*,(L2)(a)	1,000,000	1,190,813

COMMUNICATIONS EQUIPMENT—1.5%
Cisco Systems, Inc., 5.50%, 2/22/16(L2)	1,250,000	1,451,701

COMPUTER HARDWARE—4.1%
Dell, Inc., 3.10%, 4/1/16(L2)	1,750,000	1,854,956

	PRINCIPAL AMOUNT	VALUE
CORPORATE BONDS—(CONT.)
COMPUTER HARDWARE—(CONT.)
Hewlett-Packard Co., 4.38%, 9/15/21(L2)	$2,000,000	$2,059,455
		3,914,411
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.8%
John Deere Capital Corp., 2.75%, 3/15/22(L2)	1,750,000	1,762,584

DIVERSIFIED BANKS—2.5%
Wachovia Corp., 5.75%, 2/1/18(L2)	2,000,000	2,368,546

HEALTH CARE EQUIPMENT—2.4%
Baxter International, Inc., 5.90%, 9/1/16(L2)	2,000,000	2,379,356

INDUSTRIAL CONGLOMERATES—2.2%
General Electric Capital Corp., 4.38%, 9/16/20(L2)	2,000,000	2,167,434

INTEGRATED OIL & GAS—2.3%
Total Capital SA, 4.45%, 6/24/20(L2)	2,000,000	2,288,756

INTEGRATED TELECOMMUNICATION SERVICES—4.0%
AT&T, Inc., 2.50%, 8/15/15(L2)	2,000,000	2,083,582
Verizon Communications, Inc., 2.00%, 11/1/16(L2)	1,800,000	1,843,907
		3,927,489
INVESTMENT BANKING & BROKERAGE—2.3%
Goldman Sachs Group, Inc., /The, 7.50%, 2/15/19(L2)	2,000,000	2,283,826

IT CONSULTING & OTHER SERVICES—1.6%
International Business Machines Corp., 1.95%, 7/22/16(L2)	1,525,000	1,570,293

OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
JPMorgan Chase & Co., 3.45%, 3/1/16(L2)	2,000,000	2,074,740

PACKAGED FOODS & MEATS—2.2%
Campbell Soup Co., 3.05%, 7/15/17(L2)	2,000,000	2,159,060

PHARMACEUTICALS—2.1%
Abbott Laboratories, 5.88%, 5/15/16(L2)	1,725,000	2,035,800

TOTAL CORPORATE BONDS (Cost $31,584,574)		31,574,809

U.S. TREASURY OBLIGATIONS —7.6%
1.50%, 12/31/13 (L2)	2,000,000	2,035,782
4.75%, 5/15/14 (L2)	2,052,000	2,221,289
4.25%, 11/15/14 (L2)	1,900,000	2,073,970
4.50%, 2/15/16 (L2)	940,000	1,073,877

TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,251,127)		7,404,918

Total Investments (Cost $90,390,571)(b)	96.4%	94,161,778
Other Assets in Excess of Liabilities	3.6	3,491,303

NET ASSETS	100.0%	$97,653,081

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted. See Notes 2 and 8 to the Financial Statements.

*	Non-income producing security.
#	American Depository Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.2% of the net assets of the Fund.

(b)

At June 30, 2012, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $90,415,155, amounted to $3,746,623 which consisted of aggregate gross unrealized appreciation of $7,254,236 and aggregate gross unrealized depreciation of $3,507,613.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements

THE ALGER PORTFOLIOS

Statements of Assets and Liabilities (Unaudited) June 30, 2012

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
ASSETS:
Investments in securities, at value (Identified cost)* see accompanying schedules of investments	$336,324,187	$286,206,642
Cash and cash equivalents#	10,564,910	18,123,793
Receivable for investment securities sold	9,038,671	8,673,171
Receivable for shares of beneficial interest sold	318,992	165,148
Dividends and interest receivable	519,593	128,622
Receivable from Investment Manager	—	—
Prepaid expenses	15,323	17,043
Total Assets	356,781,676	313,314,419
LIABILITIES:
Payable for investment securities purchased	9,413,599	9,595,354
Payable for interfund loans	—	—
Written options outstanding, at value**	—	—
Payable for shares of beneficial interest redeemed	359,654	161,659
Accrued investment advisory fees	225,052	173,820
Accrued transfer agent fees	4,359	6,208
Accrued distribution fees	2,791	1,167
Accrued administrative fees	7,641	6,733
Accrued shareholder servicing fees	2,778	2,448
Accrued other expenses	94,587	104,382
Total Liabilities	10,110,461	10,051,771
NET ASSETS	$346,671,215	$303,262,648
Net Assets Consist of:
Paid in capital	340,734,617	355,991,906
Undistributed net investment income (accumulated loss)	897,770	674,741
Undistributed net realized gain (accumulated loss)	(11,767,947)	(70,432,240)
Net unrealized appreciation on investments	16,806,775	17,028,241
NET ASSETS	$346,671,215	$303,262,648
Net Asset Value Per Share
Class I-2	$57.66	$45.05
Class S	$56.30	$44.59
Net Assets By Class
Class I-2	$333,237,950	$297,568,184
Class S	$13,433,265	$5,694,464
Shares of Beneficial Interest Outstanding— Note 6 (Par Value $.001)
Class I-2	5,779,856	6,604,740
Class S	238,580	127,708

*Identified Cost	$319,517,412	$269,178,400
**Written options premiums received	$—	$—

# Alger Mid Cap Growth Portfolio includes restricted cash of $529,525 held as collateral for written options.

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio

$131,480,569	$58,523,570	$418,484,545	$29,466,485	$94,161,778
9,985,796	38,735	20,204,676	920,718	3,123,497
5,270,411	6,527,201	4,446,720	120,743	1,650,400
67,433	6,560	506,830	20,477	273,012
74,475	42,875	210,261	62,052	439,652
—	7,968	—	—	—
13,197	9,409	26,149	8,970	12,730
146,891,881	65,156,318	443,879,181	30,599,445	99,661,069

6,993,244	1,678,597	5,506,765	114,407	1,813,404
—	2,700,000	—	—	—
95,751	—	—	—	—
133,371	82,951	260,504	57,629	82,587
85,200	42,086	280,947	14,280	56,380
4,618	3,024	3,374	2,652	2,434
1,335	—	—	—	—
3,083	1,429	9,538	671	2,184
1,121	520	3,469	244	794
102,645	35,661	131,247	44,536	50,205
7,420,368	4,544,268	6,195,844	234,419	2,007,988
$139,471,513	$60,612,050	$437,683,337	$30,365,026	$97,653,081

209,871,791	51,312,697	352,818,134	37,313,858	115,510,980
(463,577)	(84,447)	(726,015)	182,216	174,230
(72,276,788)	3,187,629	47,690,615	(9,598,192)	(21,803,335)
2,340,087	6,196,171	37,900,603	2,467,144	3,771,206
$139,471,513	$60,612,050	$437,683,337	$30,365,026	$97,653,081

$12.74	$8.72	$29.74	$11.29	$11.47
$12.29	$—	$—	$—	$—

$132,824,343	$60,612,050	$437,683,337	$30,365,026	$97,653,081
$6,647,170	$—	$—	$—	$—

10,429,049	6,950,978	14,714,871	2,689,323	8,515,640
540,772	—	—	—	—

$129,142,809	$52,327,399	$380,583,942	$26,999,341	$90,390,571
$98,078	$—	$—	$—	$—

THE ALGER PORTFOLIOS

Statements of Operations (Unaudited)

For the six months ended June 30, 2012

	Alger Capital Appreciation Portfolio	Alger Large Cap Growth Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$2,620,422	$2,143,745
Interest	3,509	4,335
Total Income	2,623,931	2,148,080
EXPENSES
Advisory fees—Note 3(a)	1,403,858	1,136,699
Distribution fees—Note3(b):
Class S	17,269	8,199
Administrative fees—Note 3(a)	47,662	44,027
Custodian fees	33,080	21,750
Fund accounting fees	35,898	34,374
Interest	—	—
Transfer agent fees and expenses—Note 3(d)	35,611	34,392
Printing fees	44,760	51,500
Professional fees	21,162	20,654
Registration fees	22,455	17,926
Trustee fees—Note 3(e)	9,668	9,737
Miscellaneous	19,307	22,440
Total Expenses	1,690,730	1,401,698
Less, expense reimbursement/waivers Note 3(a)	—	—
Net Expenses	1,690,730	1,401,698
NET INVESTMENT INCOME (LOSS)	933,201	746,382
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on investments and purchased options	16,937,679	12,304,088
Net realized gain on redemption-in-kind	—	—
Net realized loss on foreign currency transactions	(2,387)	(6,637)
Net realized gain on options written	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	16,792,346	3,291,705
Net change in unrealized appreciation (depreciation) on written options	—	—
Net realized and unrealized gain on investments, options and foreign currency	33,727,638	15,589,156
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,660,839	$16,335,538

*Foreign withholding taxes	$28,449	$27,554

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio	Alger SMid Cap Growth Portfolio	Alger Small Cap Growth Portfolio	Alger Growth & Income Portfolio	Alger Balanced Portfolio

$657,246	$241,916	$1,658,334	$501,468	$415,417
1,748	340	2,748	244	389,296
658,994	242,256	1,661,082	501,712	804,713

555,103	266,945	1,963,406	90,291	362,141

8,818	—	16,841	—	—
20,086	9,063	66,659	4,244	14,026
26,440	14,300	32,390	10,952	12,860
20,158	13,222	49,151	10,918	19,631
—	437	—	—	—
22,276	11,417	40,691	7,689	12,701
37,000	5,350	69,600	9,940	18,650
16,380	11,057	25,700	11,831	13,377
15,686	12,799	25,191	12,904	17,539
9,591	9,464	9,919	9,455	9,537
11,383	4,064	31,950	2,613	7,760
742,921	358,118	2,331,498	170,837	488,222
—	(31,415)	—	—	—
742,921	326,703	2,331,498	170,837	488,222
(83,927)	(84,447)	(670,416)	330,875	316,491

(4,197,076)	4,071,296	21,550,120	644,701	707,133
—	—	26,564,522	—	—
(15,966)	—	—	(1,445)	(2,067)
119,695	—	—	—	—
16,896,211	709,578	(2,474,841)	1,206,151	1,971,650
(4,490)	—	—	—	—

12,798,374	4,780,874	45,639,801	1,849,407	2,676,716

$12,714,447	$4,696,427	$44,969,385	$2,180,282	$2,993,207

$1,391	$496	$—	$7,059	$5,584

THE ALGER PORTFOLIOS

Statements of Changes in Net Assets

	Alger Capital Appreciation Portfolio
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Net investment income (loss)	$933,201	$798,286
Net realized gain (loss) on investments, options and foreign currency transactions	16,935,292	24,013,938
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	16,792,346	(25,798,285)
Net increase (decrease) in net assets resulting from operations	34,660,839	(986,061)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	(704,294)	(309,449)
Class S	—	—
Net realized gains
Class I-2	—	—
Class S	—	—
Total dividends and distributions to shareholders	(704,294)	(309,449)
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	4,298,421	13,246,492
Class S	58,593	(578,230)
Net increase (decrease) from shares of beneficial interest transactions— Note 6	4,357,014	12,668,262
Total increase (decrease)	38,313,559	11,372,752
Net Assets:
Beginning of period	308,357,656	296,984,904
END OF PERIOD	$346,671,215	$308,357,656
Undistributed net investment income (accumulated loss)	$897,770	$712,938

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio		Alger Mid Cap Growth Portfolio		Alger SMid Cap Growth Portfolio
For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
$746,382	$1,951,583	$(83,927)	$(655,644)	$(84,447)	$(374,182)

12,297,451	27,144,531	(4,093,347)	18,019,139	4,071,296	4,565,426

3,291,705	(28,774,759)	16,891,721	(29,582,338)	709,578	(6,708,505)
16,335,538	321,355	12,714,447	(12,218,843)	4,696,427	(2,517,261)

(1,868,045)	(3,310,037)	—	(505,447)	—	—
(8,606)	(42,443)	—	—	—	—

—	—	—	—	(4,635,788)	(124,693)
—	—	—	—	—	—
(1,876,651)	(3,352,480)	—	(505,447)	(4,635,788)	(124,693)

(17,496,683)	(41,991,041)	(9,423,531)	(17,369,360)	2,669,461	(8,803,291)
(1,275,147)	(1,664,539)	(718,267)	(1,475,744)	—	—

(18,771,830)	(43,655,580)	(10,141,798)	(18,845,104)	2,669,461	(8,803,291)
(4,312,943)	(46,686,705)	2,572,649	(31,569,394)	2,730,100	(11,445,245)

307,575,591	354,262,296	136,898,864	168,468,258	57,881,950	69,327,195
$303,262,648	$307,575,591	$139,471,513	$136,898,864	$60,612,050	$57,881,950
$674,741	$1,869,867	$(463,577)	$(377,269)	$(84,447)	$—

	Alger Small Cap Growth Portfolio
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
Net investment income (loss)	$(670,416)	$(4,076,459)
Net realized gain on investments, options and foreign currency transactions	48,114,642	55,821,141
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	(2,474,841)	(67,376,148)
Net increase (decrease) in net assets resulting from operations	44,969,385	(15,631,466)
Dividends and distributions to shareholders from:
Net investment income
Class I-2	—	—
Class S	—	—
Net realized gains
Class I-2	(46,510,883)	—
Class S	—	—
Total dividends and distributions to shareholders	(46,510,883)	—
Increase (decrease) from shares of beneficial interest transactions:
Class I-2	(52,519,617)	(18,583,686)
Class S	(54,936,886)	(9,323,005)
Net decrease from shares of beneficial interest transactions— Note 6	(107,456,503)	(27,906,691)
Total decrease	(108,998,001)	(43,538,157)
Net Assets:
Beginning of period	546,681,338	590,219,495
END OF PERIOD	$437,683,337	$546,681,338
Undistributed net investment income (accumulated loss)	$(726,015)	$(55,600)

See Notes to Financial Statements.

Alger Growth & Income Portfolio		Alger Balanced Portfolio
For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Year Ended December 31, 2011
$330,875	$498,773	$316,491	$1,341,209

643,256	2,305,676	705,066	5,410,127

1,206,151	(801,008)	1,971,650	(6,385,639)
2,180,282	2,003,441	2,993,207	365,697

(591,609)	(545,736)	(1,383,662)	(3,172,728)
—	—	—	—

—	—	—	—
—	—	—	—
(591,609)	(545,736)	(1,383,662)	(3,172,728)

(2,214,721)	(3,402,113)	(5,767,736)	(15,185,365)
—	—	—	—

(2,214,721)	(3,402,113)	(5,767,736)	(15,185,365)
(626,048)	(1,944,408)	(4,158,191)	(17,992,396)

30,991,074	32,935,482	101,811,272	119,803,668
$30,365,026	$30,991,074	$97,653,081	$101,811,272
$182,216	$450,158	$174,230	$1,254,434

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$51.96	$52.16	$45.92	$30.39	$55.39	$41.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.16	0.15	0.08	0.18	0.05	(0.07)
Net realized and unrealized gain (loss) on investments	5.66	(0.29)	6.34	15.35	(25.05)	13.98
Total from investment operations	5.82	(0.14)	6.42	15.53	(25.00)	13.91
Dividends from net investment income	(0.12)	(0.06)	(0.18)	—	—	—
Net asset value, end of period	$57.66	$51.96	$52.16	$45.92	$30.39	$55.39
Total return	11.22%	(0.30)%	14.03%	51.10%	(45.13)%	33.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$333,238	$296,320	$284,225	$249,483	$183,335	$414,959
Ratio of gross expenses to average net assets	0.96%	0.97%	0.98%	0.99%	0.95%	0.97%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.96%	0.94%	0.94%	0.95%	0.91%	0.93%
Ratio of net investment income to average net assets	0.55%	0.28%	0.17%	0.49%	0.12%	(0.15)%
Portfolio turnover rate	77.70%	156.27%	203.56%	285.33%	317.72%	254.03%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Capital Appreciation Portfolio

	Class S
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$50.72	$51.04	$45.01	$29.86	$54.57	$40.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.06	(0.04)	(0.08)	0.08	(0.05)	(0.16)
Net realized and unrealized gain (loss) on investments	5.52	(0.28)	6.20	15.07	(24.66)	13.76
Total from investment operations	5.58	(0.32)	6.12	15.15	(24.71)	13.60
Dividends from net investment income	—	—	(0.09)	—	—	—
Net asset value, end of period	$56.30	$50.72	$51.04	$45.01	$29.86	$54.57
Total return	11.02%	(0.63)%	13.63%	50.69%	(45.28)%	33.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,433	$12,038	$12,760	$13,307	$9,369	$20,783
Ratio of gross expenses to average net assets	1.29%	1.31%	1.34%	1.24%	1.20%	1.22%
Ratio of expense reimbursements to average net assets	0.00%	(0.03)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	1.29%	1.28%	1.30%	1.20%	1.16%	1.18%
Ratio of net investment income to average net assets	0.22%	(0.07)%	(0.18)%	0.23%	(0.12)%	(0.34)%
Portfolio turnover rate	77.70%	156.27%	203.56%	285.33%	317.72%	254.03%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$43.13	$43.68	$38.80	$26.48	$49.27	$41.22
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.11	0.26	0.40	0.26	0.21	0.08
Net realized and unrealized gain (loss) on investments	2.09	(0.37)	4.77	12.27	(22.91)	8.12
Total from investment operations	2.20	(0.11)	5.17	12.53	(22.70)	8.20
Dividends from net investment income	(0.28)	(0.44)	(0.29)	(0.21)	(0.09)	(0.15)
Net asset value, end of period	$45.05	$43.13	$43.68	$38.80	$26.48	$49.27
Total return	5.10%	(0.35)%	13.39%	47.57%	(46.15)%	19.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$297,568	$300,951	$345,893	$350,117	$267,928	$562,009
Ratio of gross expenses to average net assets	0.87%	0.85%	0.85%	0.87%	0.83%	0.83%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.87%	0.85%	0.85%	0.87%	0.83%	0.83%
Ratio of net investment income to average net assets	0.47%	0.59%	1.02%	0.83%	0.54%	0.17%
Portfolio turnover rate	81.76%	53.27%	53.52%	74.63%	181.23%	133.61%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Large Cap Growth Portfolio

	Class S
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$42.58	$43.11	$38.38	$26.23	$48.84	$40.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.01	0.08	0.23	0.18	0.12	(0.04)
Net realized and unrealized gain (loss) on investments	2.06	(0.37)	4.70	12.15	(22.73)	8.06
Total from investment operations	2.07	(0.29)	4.93	12.33	(22.61)	8.02
Dividends from net investment income	(0.06)	(0.24)	(0.20)	(0.18)	—	(0.05)
Net asset value, end of period	$44.59	$42.58	$43.11	$38.38	$26.23	$48.84
Total return	4.89%	(0.76)%	12.91%	47.25%	(46.30)%	19.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$5,694	$6,625	$8,369	$9,318	$7,547	$15,289
Ratio of gross expenses to average net assets	1.31%	1.25%	1.27%	1.12%	1.08%	1.08%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.31%	1.25%	1.27%	1.12%	1.08%	1.08%
Ratio of net investment income to average net assets	0.04%	0.19%	0.60%	0.58%	0.30%	(0.08)%
Portfolio turnover rate	81.76%	53.27%	53.52%	74.63%	181.23%	133.61%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$11.66	$12.75	$10.68	$7.04	$23.62	$20.75
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	(0.05)	0.01	(0.02)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	1.09	(1.00)	2.06	3.66	(10.60)	6.07
Total from investment operations	1.08	(1.05)	2.07	3.64	(10.65)	6.00
Dividends from net investment income	—	(0.04)	—	—	(0.03)	—
Distributions from net realized gains	—	—	—	—	(5.90)	(3.13)
Net asset value, end of period	$12.74	$11.66	$12.75	$10.68	$7.04	$23.62
Total return	9.26%	(8.27)%	19.38%	51.70%	(58.36)%	31.56%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$132,824	$130,151	$159,609	$183,873	$128,806	$367,970
Ratio of gross expenses to average net assets	1.00%	1.00%	0.98%	0.98%	0.92%	0.91%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.00%	1.00%	0.98%	0.98%	0.92%	0.91%
Ratio of net investment income to average net assets	(0.09)%	(0.39)%	0.12%	(0.25)%	(0.33)%	(0.33)%
Portfolio turnover rate	132.38%	245.35%	214.93%	280.22%	353.68%	242.84%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Mid Cap Growth Portfolio

	Class S
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$11.28	$12.34	$10.38	$6.86	$23.21	$20.48
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.10)	(0.03)	(0.04)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	1.04	(0.96)	1.99	3.56	(10.37)	5.98
Total from investment operations	1.01	(1.06)	1.96	3.52	(10.45)	5.86
Distributions from net realized gains	—	—	—	—	(5.90)	(3.13)
Net asset value, end of period	$12.29	$11.28	$12.34	$10.38	$6.86	$23.21
Total return	8.95%	(8.59)%	18.88%	51.31%	(58.47)%	31.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,647	$6,748	$8,859	$9,561	$7,143	$18,141
Ratio of gross expenses to average net assets	1.41%	1.38%	1.39%	1.23%	1.17%	1.16%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.41%	1.38%	1.39%	1.23%	1.17%	1.16%
Ratio of net investment income to average net assets	(0.51)%	(0.78)%	(0.31)%	(0.50)%	(0.58)%	(0.57)%
Portfolio turnover rate	132.38%	245.35%	214.93%	280.22%	353.68%	242.84%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger SMid Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	From 1/2/2008 (commencement of operations) to 12/31/2008(ii)
Net asset value, beginning of period	$8.60	$8.96	$7.25	$4.97	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.05)	(0.04)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	0.78	(0.29)	1.76	2.31	(4.98)
Total from investment operations	0.77	(0.34)	1.72	2.28	(5.03)
Distributions from net realized gains	(0.65)	(0.02)	(0.01)	—	—
Net asset value, end of period	$8.72	$8.60	$8.96	$7.25	$4.97
Total return	8.79%	(3.87)%	23.67%	45.88%	(50.30)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$60,612	$57,882	$69,327	$1,476	$999
Ratio of gross expenses to average net assets	1.09%	1.06%	1.11%	6.20%	4.60%
Ratio of expense reimbursements to average net assets	(0.10)%	(0.07)%	(0.12)%	(5.20)%	(3.60)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%	1.00%	1.00%
Ratio of net investment income to average net assets	(0.26)%	(0.54)%	(0.57)%	(0.56)%	(0.64)%
Portfolio turnover rate	42.06%	59.22%	65.55%	74.57%	77.82%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Small Cap Growth Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$31.03	$32.05	$25.58	$17.58	$33.32	$28.42
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.22)	(0.19)	(0.13)	(0.17)	(0.21)
Net realized and unrealized gain (loss) on investments	2.24	(0.80)	6.66	8.13	(15.21)	5.11
Total from investment operations	2.20	(1.02)	6.47	8.00	(15.38)	4.90
Distributions from net realized gains	(3.49)	—	—	—	(0.36)	—
Net asset value, end of period	$29.74	$31.03	$32.05	$25.58	$17.58	$33.32
Total return	7.00%	(3.18)%	25.29%	45.51%	(46.60)%	17.24%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$437,683	$497,693	$530,423	$326,880	$248,212	$558,654
Ratio of gross expenses to average net assets	0.96%	0.94%	0.95%	0.97%	0.92%	0.96%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	0.96%	0.94%	0.95%	0.97%	0.92%	0.96%
Ratio of net investment income to average net assets	(0.26)%	(0.69)%	(0.68)%	(0.61)%	(0.66)%	(0.66)%
Portfolio turnover rate	41.88%	66.91%	68.99%	86.65%	57.34%	65.96%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

See Notes to Financial Statements.

Alger Growth & Income Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$10.74	$10.25	$9.26	$7.20	$12.12	$11.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.12	0.17	0.16	0.13	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.65	0.50	0.97	2.13	(4.90)	0.94
Total from investment operations	0.77	0.67	1.13	2.26	(4.71)	1.12
Dividends from net investment income	(0.22)	(0.18)	(0.14)	(0.20)	(0.21)	(0.09)
Net asset value, end of period	$11.29	$10.74	$10.25	$9.26	$7.20	$12.12
Total return	7.18%	6.51%	12.27%	32.17%	(39.47)%	10.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$30,365	$30,991	$32,935	$34,544	$29,516	$62,121
Ratio of gross expenses to average net assets	1.11%	1.09%	1.12%	0.94%	0.84%	0.72%
Ratio of expense reimbursements to average net assets	0.00%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	0.00%
Ratio of net expenses to average net assets	1.11%	1.04%	1.07%	0.89%	0.79%	0.72%
Ratio of net investment income to average net assets	2.14%	1.58%	1.72%	1.72%	1.86%	1.52%
Portfolio turnover rate	25.66%	79.18%	41.75%	62.00%	72.01%	83.10%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

See Notes to Financial Statements.

Alger Balanced Portfolio

	Class I-2
	Six months ended 6/30/2012(i)	Year ended 12/31/2011	Year ended 12/31/2010	Year ended 12/31/2009	Year ended 12/31/2008	Year ended 12/31/2007
Net asset value, beginning of period	$11.31	$11.61	$10.79	$8.64	$14.61	$14.11
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.04	0.14	0.28	0.25	0.26	0.26
Net realized and unrealized gain (loss) on investments	0.28	(0.12)	0.82	2.21	(4.35)	1.41
Total from investment operations	0.32	0.02	1.10	2.46	(4.09)	1.67
Dividends from net investment income	(0.16)	(0.32)	(0.28)	(0.31)	(0.33)	(0.31)
Distributions from net realized gains	—	—	—	—	(1.55)	(0.86)
Net asset value, end of period	$11.47	$11.31	$11.61	$10.79	$8.64	$14.61
Total return	2.91%	0.03%	10.33%	29.25%	(31.76)%	12.37%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$97,653	$101,811	$119,804	$127,756	$118,759	$224,090
Ratio of gross expenses to average net assets	0.96%	0.93%	0.91%	0.89%	0.85%	0.84%
Ratio of expense reimbursements to average net assets	0.00%	(0.04)%	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Ratio of net expenses to average net assets	0.96%	0.89%	0.87%	0.85%	0.81%	0.80%
Ratio of net investment income to average net assets	0.62%	1.20%	2.60%	2.60%	2.19%	1.79%
Portfolio turnover rate	68.63%	102.79%	69.30%	104.04%	76.32%	103.77%

(i) Unaudited.  Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

See Notes to Financial Statements.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing seven series of shares of beneficial interest: the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio (collectively the “Portfolios” and individually a “Portfolio”). The Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio and Alger Small Cap Growth Portfolio invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Portfolio’s investment objectives are capital appreciation and current income; and it also invests primarily in equity securities. The Alger Balanced Portfolio’s investment objectives are current income and long-term capital appreciation which it seeks to achieve through investing in equity and fixed income securities. Shares of the Portfolios are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.  On December 13, 2011, the Board of Trustees approved the liquidation of the Alger Small Cap Growth Portfolio Class S shares effective February 17, 2012.

Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio offer Class I-2 shares and Class S shares; Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio offer only Class I-2 shares.  Each class has identical rights to assets and earnings except that only Class S shares have a plan of distribution and bear the related expenses.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolios value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees. Investments of the Portfolios are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which such information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Portfolios invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing prices to reflect what the investment adviser, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that a Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolios. Unobservable inputs are inputs that reflect the Portfolios’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 —  quoted prices in active markets for identical investments

•                  Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ valuation techniques are consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

inputs include an evaluated price which is based upon on a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events.  Inputs for Level 3 include unobservable market information which can include cash flows and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Portfolios will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses from security transactions are recorded on the identified cost basis.  Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolios are maintained in U.S. dollars.  Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date.  Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statement of Operations.

(e) Option Contracts: When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Portfolios may also purchase put and call options. Each Portfolio pays a premium which is included in the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk of loss associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolios on the ex-dividend date.

Dividends from net investment income are declared and paid annually. With respect to all Portfolios, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolios’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income or net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, premium/discount of debt securities, realized gain or loss from foreign currency transactions, and realized gains from redemptions in kind, if any. The reclassifications have no impact on the net asset values of the Portfolios and were designed to present each Portfolios’ capital accounts on a tax basis.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

(g) Federal Income Taxes: It is the Portfolios’ policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of the taxable income, including net realized capital gains, of each Portfolio to its respective shareholders.  Therefore, no federal income tax provision is required.  Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Portfolios to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation.  The Portfolios file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Portfolios, tax returns remains open for the tax years 2008-2011.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Portfolio are allocated among the Portfolio’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates.  These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a present a fair statement of results for the interim period.  All such adjustments are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory and Administration Fees: Fees incurred by each Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement and Administration Agreement with Fred Alger Management, Inc. (“Alger Management” or “Manager”), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

	Advisory Fee	Administration Fee
Alger Capital Appreciation Portfolio	.810%	.0275%
Alger Large Cap Growth Portfolio	.710	.0275
Alger Mid Cap Growth Portfolio	.760	.0275
Alger SMid Cap Growth Portfolio	.810	.0275
Alger Small Cap Growth Portfolio	.810	.0275

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	Advisory Fee	Administration Fee
Alger Growth & Income Portfolio	.585	.0275
Alger Balanced Portfolio	.710	.0275

Alger Management has voluntarily established an expense cap for the Alger SMid Cap Growth Portfolio. Alger Management will reimburse the Alger SMid Cap Growth Portfolio if annualized operating expenses (excluding interest, taxes, brokerage and extraordinary expenses) exceed 0.99% of the daily average net assets through April 30, 2013.  For the six months ended June 30, 2012, Alger Management reimbursed management fees of the Alger SMid Cap Growth Portfolio totaling $31,415.

(b) Distribution Fees: Class S shares—The Fund has adopted a Distribution Plan pursuant to which Class S shares of each Portfolio pay Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”), a fee at the annual rate of .25% of the respective average daily net assets of the Class S shares of the designated Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

(c) Brokerage Commissions: During the six months ended June 30, 2012, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio, and Alger Balanced Portfolio paid Alger Inc. $186,360, $177,533, $150,328, $26,767, $227,576, $4,973 and $33,539, respectively, in connection with securities transactions.

(d) Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Portfolios compensate Alger Management at the annual rate of 0.01% of the average daily net assets for these services.  For the six months ended June 30, 2012, the Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, Alger SMid Cap Growth Portfolio, Alger Small Cap Growth Portfolio, Alger Growth & Income Portfolio and Alger Balanced Portfolio incurred fees of $17,332, $16,010, $7,304, $3,296, $24,181, $1,543, and $5,101, respectively, for these services, which are included in transfer agent fees and expenses in the Statement of Operations.

(e) Trustee Fees: Each Portfolio pays each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The chairman of the Board of Trustees receives an additional annual fee of $15,000 which is paid, pro rata, by all funds managed by Alger Management. Additionally, each member of the audit committee receives an additional $75 for each audit committee meeting attended, to a maximum of $300 per annum.

(f) Interfund Loans: The Portfolios, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Portfolio may

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

lend uninvested cash in an amount up to 15% of its net assets to other Portfolios.  If a Portfolio has brrowed from other Portfolios and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, such Portfolio will secure all of its loans from other Portfolios. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolios. As of June 30, 2012, Alger SMid Cap Growth Portfolio borrowed $2,700,000 from an affiliated fund at a rate of 1.14%, which was due within seven calendar days.

During the six months ended June 30, 2012, Alger SMid Cap Growth Portfolio incurred interest expense of $434 in connection with interfund loans.  During the six months ended June 30, 2012, Alger Large Cap Growth Portfolio and Alger Small Cap Growth Portfolio earned interfund loan interest income of $1,181 and $434, respectively.

(g) Other Transactions With Affiliates: Certain officers of the Fund are directors and officers of Alger Management and the Distributor.

NOTE 4 — Securities Transactions:

Purchases and sales of securities, other than U.S. Government and short-term securities, for the six months ended June 30, 2012, were as follows:

	PURCHASES	SALES
Alger Capital Appreciation Portfolio	$267,496,170	$260,619,167
Alger Large Cap Growth Portfolio	245,521,308	263,099,519
Alger Mid Cap Growth Portfolio	178,996,490	189,801,355
Alger SMid Cap Growth Portfolio	26,889,378	35,109,814
Alger Small Cap Growth Portfolio	196,256,532	351,155,455
Alger Growth & Income Portfolio	7,605,047	9,315,055
Alger Balanced Portfolio	66,233,684	67,448,292

Written call and put options activity for the six months ended June 30, 2012, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Call Options outstanding at December 31, 2011	—	$—
Call Options written	708	146,071
Call Options closed	(128)	(29,515)
Call Options expired	(357)	(53,855)
Call Options exercised	(20)	(10,631)
Call Options outstanding at June 30, 2012	203	$52,070

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Portfolio
Put Options outstanding at December 31, 2011	49	$18,637
Put Options written	478	123,046
Put Options closed	(245)	(67,740)
Put Options expired	(20)	(11,342)
Put Options exercised	(126)	(16,593)
Put Options outstanding at June 30, 2012	136	$46,008

As of June 30, 2012, Alger Mid Cap Growth Portfolio had portfolio securities and cash valued at $1,358,865 segregated as collateral for written options.

NOTE 5 — Borrowing:

The Portfolios may borrow from their custodian on an uncommitted basis. Each Portfolio  pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Portfolios may also borrow from other portfolios advised by Alger Management, as discussed in Note 3 (f).  For the six months ended June 30, 2012, the Portfolios had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger SMid Cap Growth Portfolio	$138,991	1.16%

The highest amount borrowed during the six months ended June 30, 2012 for the Portfolio was as follows:

HIGHEST BORROWING
Alger SMid Cap Growth Portfolio	$4,550,000

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value for each share class.  During the six months ended June 30, 2012 and the year ended December 31, 2011, transactions of shares of beneficial interest were as follows:

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Portfolio
Class I-2:
Shares sold	690,622	$39,622,466	1,642,240	$86,804,964
Dividends reinvested	12,072	704,284	5,448	309,449
Shares redeemed	(626,222)	(36,028,329)	(1,393,816)	(73,867,921)
Net increase	76,472	$4,298,421	253,872	$13,246,492
Class S:
Shares sold	40,256	$2,242,841	54,914	$2,951,941
Shares redeemed	(39,027)	(2,184,248)	(67,584)	(3,530,171)
Net increase (decrease)	1,229	$58,593	(12,670)	$(578,230)

Alger Large Cap Growth Portfolio
Class I-2:
Shares sold	202,607	$9,422,205	606,212	$26,306,796
Dividends reinvested	40,070	1,868,045	71,506	3,310,037
Shares redeemed	(616,485)	(28,786,933)	(1,617,956)	(71,607,874)
Net decrease	(373,808)	$(17,496,683)	(940,238)	$(41,991,041)
Class S:
Shares sold	2,241	$102,070	6,291	$271,943
Dividends reinvested	186	8,606	926	42,443
Shares redeemed	(30,311)	(1,385,823)	(45,734)	(1,978,925)
Net decrease	(27,884)	$(1,275,147)	(38,517)	$(1,664,539)

Alger Mid Cap Growth Portfolio
Class I-2:
Shares sold	632,224	$8,119,670	2,181,933	$27,750,351
Dividends reinvested	—	—	36,337	505,447
Shares redeemed	(1,364,962)	(17,543,201)	(3,577,075)	(45,625,158)
Net decrease	(732,738)	$(9,423,531)	(1,358,805)	$(17,369,360)
Class S:
Shares sold	19,111	$229,687	70,824	$860,484
Shares redeemed	(76,653)	(947,954)	(190,394)	(2,336,228)
Net decrease	(57,542)	$(718,267)	(119,570)	$(1,475,744)

Alger SMid Cap Growth Portfolio
Class I-2:
Shares sold	730,551	$6,956,979	1,303,094	$11,852,985
Dividends reinvested	523,227	4,635,789	12,503	124,693
Shares redeemed	(1,030,374)	(8,923,307)	(2,324,239)	(20,780,969)
Net increase (decrease)	223,404	$2,669,461	(1,008,642)	$(8,803,291)

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

	FOR THE SIX MONTHS ENDED JUNE 30, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Portfolio
Class I-2:
Shares sold	889,234	$29,369,061	2,763,658	$87,046,465
Dividends reinvested	1,551,915	46,510,883	—	—
Shares redeemed	(3,764,349)	(128,399,561)	(3,277,573)	(105,630,151)
Net decrease	(1,323,200)	$(52,519,617)	(513,915)	$(18,583,686)
Class S:
Shares sold	—	$—	22,416	$624,036
Shares redeemed	(1,617,481)	(54,936,886)	(311,641)	(9,947,041)
Net decrease	(1,617,481)	$(54,936,886)	(289,225)	$(9,323,005)

Alger Growth & Income Portfolio
Class I-2:
Shares sold	125,435	$1,435,112	486,227	$5,064,458
Dividends reinvested	52,509	591,608	50,160	545,737
Shares redeemed	(374,465)	(4,241,441)	(862,358)	(9,012,308)
Net decrease	(196,521)	$(2,214,721)	(325,971)	$(3,402,113)

Alger Balanced Portfolio
Class I-2:
Shares sold	284,806	$3,347,001	525,369	$6,025,454
Dividends reinvested	118,161	1,383,661	270,941	3,172,728
Shares redeemed	(893,123)	(10,498,398)	(2,113,803)	(24,383,547)
Net decrease	(490,156)	$(5,767,736)	(1,317,493)	$(15,185,365)

During the six months ended June 30, 2012, shares redeemed for the Class I-2 shares and the Class S shares of Alger Small Cap Growth Portfolio include a redemption-in-kind of 2,362,924 and 1,576,912 valued at $82,371,516 and $53,629,837, respectively.

NOTE 7 — Income Tax Information:

At December 31, 2011, the Portfolios, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Portfolio
2016	$4,510,294
2017	21,764,876
Total	26,275,170

Expiration Dates	Alger Large Cap Growth Portfolio
2016	$32,243,835
2017	50,004,808
Total	82,248,643

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Expiration Dates	Alger Mid Cap Growth Portfolio
2016	$12,529,837
2017	52,743,376
Total	65,273,213

Expiration Dates	Alger SMid Cap Growth Portfolio
2016	$128,730
2017	245,028
Total	373,758

Expiration Dates	Alger Small Cap Growth Portfolio
Total	—

Expiration Dates	Alger Growth & Income Portfolio
2016	$3,684,992
2017	5,947,315
2018	437,582
Total	10,069,889

Expiration Dates	Alger Balanced Portfolio
2017	$22,492,224
Total	22,492,224

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolios on or after January 1, 2011 will not be subject to expiration.  In addition, losses incurred on or after January 1, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of premium/discount on debt securities, the tax treatment of partnerships investments, the realization of unrealized appreciation of Passive Foreign Investment Companies, and return of capital from Real Estate Investment Trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Portfolio’s Schedule of Investments.  The following is a summary of the inputs used as of

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

June 30, 2012 in valuing the Portfolios’ investments carried at fair value on a recurring basis.  Based upon the nature, characteristics, and risks associated with its investments, the Portfolios have determined that presenting them by security type and sector is appropriate.

Alger Capital Appreciation Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$57,143,560	$57,143,560	—	—
Consumer Staples	29,777,225	29,777,225	—	—
Energy	19,736,679	19,736,679	—	—
Financials	27,203,634	27,203,634	—	—
Health Care	46,649,926	45,757,382	892,544	—
Industrials	49,615,555	49,615,555	—	—
Information Technology	86,082,573	86,082,573	—	—
Materials	11,083,438	11,083,438	—	—
Telecommunication Services	7,763,191	7,763,191	—	—
TOTAL COMMON STOCKS	$335,055,781	$334,163,237	$892,544	—
MASTER LIMITED PARTNERSHIP
Financials	$1,268,406	$1,268,406	—	—
TOTAL INVESTMENTS IN SECURITIES	$336,324,187	$335,431,643	$892,544	—

Alger Large Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$64,154,596	$62,562,708	$1,591,888	—
Consumer Staples	14,782,261	14,782,261	—	—
Energy	16,609,832	16,609,832	—	—
Financials	8,858,442	8,858,442	—	—
Health Care	35,353,136	35,353,136	—	—
Industrials	39,404,881	39,404,881	—	—
Information Technology	94,921,912	94,921,912	—	—
Materials	8,777,916	8,777,916	—	—
TOTAL COMMON STOCKS	$282,862,976	$281,271,088	$1,591,888	—
MASTER LIMITED PARTNERSHIP
Financials	$3,343,666	$3,343,666	—	—
TOTAL INVESTMENTS IN SECURITIES	$286,206,642	$284,614,754	$1,591,888	—

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$27,522,061	$26,881,808	$640,253	—
Consumer Staples	5,845,517	5,845,517	—	—
Energy	7,880,194	7,880,194	—	—
Financials	8,853,179	8,853,179	—	—
Health Care	23,433,967	21,110,191	2,323,776	—
Industrials	20,713,467	20,713,467	—	—
Information Technology	24,671,585	24,671,585	—	—
Materials	7,367,705	7,367,705	—	—
Telecommunication Services	3,662,610	3,662,610	—	—
TOTAL COMMON STOCKS	$129,950,285	$126,986,256	$2,964,029	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Alger Mid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
PURCHASED OPTIONS
Exchange Traded Funds	$7,975	$7,975	—	—
MASTER LIMITED PARTNERSHIP
Financials	$1,522,309	$1,522,309	—	—
TOTAL INVESTMENTS IN SECURITIES	$131,480,569	$128,516,540	$2,964,029	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$92,154	$92,154	—	—
Industrials	$3,597	$3,597	—	—
TOTAL OPTIONS WRITTEN	$95,751	$95,751	—	—

Alger SMid Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$10,621,293	$10,621,293	—	—
Consumer Staples	1,798,542	1,798,542	—	—
Energy	2,753,147	2,753,147	—	—
Financials	5,483,496	5,483,496	—	—
Health Care	9,944,928	9,944,928	—	—
Industrials	10,851,764	10,851,764	—	—
Information Technology	12,589,979	12,589,979	—	—
Materials	2,825,610	2,825,610	—	—
Telecommunication Services	730,811	730,811	—	—
Utilities	666,015	666,015	—	—
TOTAL COMMON STOCKS	$58,265,585	$58,265,585	—	—
MASTER LIMITED PARTNERSHIP
Financials	$257,985	$257,985	—	—
TOTAL INVESTMENTS IN SECURITIES	$58,523,570	$58,523,570	—	—

Alger Small Cap Growth Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$67,630,562	$67,630,562	—	—
Consumer Staples	12,883,664	12,883,664	—	—
Energy	24,477,819	24,477,819	—	—
Financials	33,817,078	33,817,078	—	—
Health Care	83,122,602	83,122,602	—	—
Industrials	68,770,210	68,770,210	—	—
Information Technology	102,933,316	102,933,316	—	—
Materials	17,848,504	17,848,504	—	—
Utilities	4,796,136	4,796,136	—	—
TOTAL COMMON STOCKS	$416,279,891	$416,279,891	—	—
MASTER LIMITED PARTNERSHIP
Financials	$2,204,654	$2,204,654	—	—
TOTAL INVESTMENTS IN SECURITIES	$418,484,545	$418,484,545	—	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Alger Growth & Income Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,457,828	$2,457,828	—	—
Consumer Staples	4,474,086	4,474,086	—	—
Energy	3,123,293	3,123,293	—	—
Financials	3,882,309	3,882,309	—	—
Health Care	2,728,753	2,728,753	—	—
Industrials	3,304,892	3,304,892	—	—
Information Technology	5,142,630	5,142,630	—	—
Materials	1,754,479	1,754,479	—	—
Telecommunication Services	1,292,725	1,292,725	—	—
Utilities	991,412	991,412	—	—
TOTAL COMMON STOCKS	$29,152,407	$29,152,407	—	—
MASTER LIMITED PARTNERSHIP
Financials	$314,078	$314,078	—	—
TOTAL INVESTMENTS IN SECURITIES	$29,466,485	$29,466,485	—	—

Alger Balanced Portfolio	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$12,460,677	$12,160,906	$299,771	—
Consumer Staples	3,059,204	3,059,204	—	—
Energy	3,143,730	3,143,730	—	—
Financials	1,720,307	1,720,307	—	—
Health Care	6,814,798	6,814,798	—	—
Industrials	7,785,423	7,785,423	—	—
Information Technology	17,899,057	17,899,057	—	—
Materials	1,665,956	1,665,956	—	—
TOTAL COMMON STOCKS	$54,549,152	$54,249,381	$299,771	—
CORPORATE BONDS
Consumer Staples	$3,349,873	—	$3,349,873	—
Energy	2,288,756	—	2,288,756	—
Financials	6,727,112	—	6,727,112	—
Health Care	4,415,156	—	4,415,156	—
Industrials	3,930,018	—	3,930,018	—
Information Technology	6,936,405	—	6,936,405	—
Telecommunication Services	3,927,489	—	3,927,489	—
TOTAL CORPORATE BONDS	$31,574,809	—	$31,574,809	—
U.S. GOVERNMENT & AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)
U.S. Treasury Notes	$7,404,918	—	$7,404,918	—
MASTER LIMITED PARTNERSHIP
Financials	$632,899	$632,899	—	—
TOTAL INVESTMENTS IN SECURITIES	$94,161,778	$54,882,280	$39,279,498	—

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL3)
Alger Capital Appreciation Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2012	$903,385
Transfers into Level 3	—
Transfers out of Level 3(i)	(696,897)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(206,488)
Purchases, issuances, sales, and settlements
Purchases	$—
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at June 30, 2012	$—

Alger Mid Cap Growth Portfolio	Convertible Preferred Stock
Opening balance at January 1, 2012	$2,348,853
Transfers into Level 3	—
Transfers out of Level 3(i)	(1,811,972)
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net unrealized gain (loss) on investments	(536,881)
Purchases, issuances, sales, and settlements
Purchases	—
Issuances	—
Sales	—
Settlements	—
Closing balance at June 30, 2012	—
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation (depreciation) relating to investments still held at June 30, 2012	$—

(i) Securities transferred out of Level 3 upon closing of IPO and commencement of trading.

For the six months ended June 30, 2012, the Alger Large Cap Growth Portfolio, Alger Mid Cap Growth Portfolio, and the Alger Balanced Portfolio transferred securities totaling $1,591,888, $2,059,196, and $299,771, respectively, from Level 1 to Level 2 because the US market’s volatility between the close of the market and the time the Portfolios’ NAV is determined exceeded an approved threshold, and by utilizing fair value adjusted prices rather than exchange listed prices. The Alger Mid Cap Growth Portfolio transferred securities totaling $713,365 from Level 2 to Level 1, after the commencement of trading following a foreign market holiday, and by utilizing exchange listed prices rather than fair value adjusted prices.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Portfolios may enter into forward currency contracts. Additionally, each Portfolio may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Portfolio could be exposed to foreign currency fluctuations.

Options—The Portfolios seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Portfolios invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Portfolios purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Portfolios purchase put options in order to protect from significant market declines that may occur over a short period of time.  The Portfolios will write covered call and cash secured put options to generate cash flows while reducing the volatility of the portfolio.  The cash flows may be an important source of the Portfolios’ return, although written call options may reduce the Portfolios’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Portfolios with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options.  During the six months ended June 30, 2012, written equity and index put options were used in accordance with this objective.

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The fair values of derivative instruments as of June 30, 2012 are as follows:

Alger Mid Cap Growth Portfolio

	ASSET DERIVATIVES 2012		LIABILITY DERIVATIVES 2012
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at Value	$7,975	—	—
Written Put Options	—	—	Written options outstanding, at value	$46,614
Written Call Options	—	—	Written options outstanding, at value	$49,137
Total		$7,975		$95,751

For the six months ended June 30, 2012, the Alger Mid Cap Growth Portfolio had option purchases of $156,095 and option sales of $294,397.  The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 is as follows:

Net realized loss on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(124,481)
Written Options	119,695
Total	$(4,786)

Net change in unrealized appreciation (depreciation) on options

Alger Mid Cap Growth Portfolio

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$36,199
Written Options	(4,490)
Total	$31,709

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the

THE ALGER PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Fund does not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Portfolio has evaluated events that have occurred subsequent to June 30, 2012.  No such events have been identified which require recognition and disclosure.

THE ALGER PORTFOLIOS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting January 1, 2012 and ending June 30, 2012.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Six Months Ended June 30, 2012(a)	Annualized Expense Ratio
Alger Capital Appreciation Portfolio
Class I-2	Actual	$1,000.00	$1,112.20	$5.05	0.96%
	Hypothetical(b)	1,000.00	1,020.08	4.83	0.96
Class S	Actual	1,000.00	1,110.21	6.79	1.29
	Hypothetical(b)	1,000.00	1,018.43	6.50	1.29

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Six Months Ended June 30, 2012(a)	Annualized Expense Ratio
Alger Large Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,051.04	$4.42	0.87%
	Hypothetical(b)	1,000.00	1,020.56	4.35	0.87
Class S	Actual	1,000.00	1,048.85	6.66	1.31
	Hypothetical(b)	1,000.00	1,018.37	6.56	1.31

Alger Mid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,092.62	$5.18	1.00
	Hypothetical(b)	1,000.00	1,019.91	5.00	1.00
Class S	Actual	1,000.00	1,089.54	7.33	1.41
	Hypothetical(b)	1,000.00	1,017.84	7.08	1.41

Alger SMid Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,087.92	$5.14	0.99
	Hypothetical(b)	1,000.00	1,019.94	4.98	0.99

Alger Small Cap Growth Portfolio
Class I-2	Actual	$1,000.00	$1,070.04	$4.93	0.96
	Hypothetical(b)	1,000.00	1,020.10	4.81	0.96

Alger Growth & Income Portfolio
Class I-2	Actual	$1,000.00	$1,071.82	$5.70	1.11
	Hypothetical(b)	1,000.00	1,019.36	5.55	1.11

Alger Balanced Portfolio
Class I-2	Actual	$1,000.00	$1,000.00	$4.76	0.96
	Hypothetical(b)	1,000.00	1,020.11	4.81	0.96

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	5% annual return before expenses.

Privacy Policy

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you — for all credit card accounts	No	We don’t share
For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share
For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Fund’s website at http://www.alger.com or on the SEC’s website at http://www.sec.gov

Fund Holdings

The Portfolios’ most recent month end portfolio holdings are available approximately sixty days after month end on the Fund’s website at www.alger.com. The Portfolios also file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Fund by calling (800) 992-3863.

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THE ALGER PORTFOLIOS

360 Park Avenue South

New York, NY 10010

(800) 992-3862

www.alger.com

Investment Advisor

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Portfolios. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

APSAR

ITEM 2.  Code of Ethics.

Not applicable.

ITEM 3.  Audit Committee Financial Expert.

Not applicable.

ITEM 4.  Principal Accountant Fees and Services.

Not applicable.

ITEM 5.  Audit Committee of Listed Registrants.

Not applicable.

ITEM 6.  Investments.

Not applicable.

ITEM 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

ITEM 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

ITEM 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

ITEM 11.  Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the registrant’s internal control over financial reporting occurred during the registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  Exhibits.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: August 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Dan C. Chung

Dan C. Chung

President

Date: August 1, 2012

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: August 1, 2012